Document and Entity Information Document and Entity Information	0 Months Ended
May 11, 2012
Document and Entity Information
Entity Registrant Name	CDW Corp
Entity Central Index Key	0001402057
Entity Filer Category	Non-accelerated Filer
Document Type	S-4
Document Period End Date	Dec 31, 2011
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 99.9	$ 36.6
Accounts receivable, net of allowance for doubtful accounts	1,254.9	1,091.5
Merchandise inventory	321.7	292.8
Miscellaneous receivables	143.6	192.8
Deferred income taxes	24.6	52.8
Prepaid expenses and other	34.7	35.8
Total current assets	1,879.4	1,702.3
Property and equipment, net	154.3	158.1
Goodwill	2,208.4	2,209.1
Other intangible assets, net	1,636	1,791.2
Deferred financing costs, net	68.5	79.7
Fair value of interest rate cap agreements	0.7	1.2
Other assets	2.3	2.2
Total assets	5,949.6	5,943.8
Liabilities and Shareholders' Deficit
Accounts payable-trade	517.8	537.1
Accounts payable-inventory financing	278.7	28.2
Current maturities of long-term debt and capital leases	201	132.6
Fair value of interest rate swap agreements	0	2.8
Deferred revenue	27.8	28.6
Accrued expenses:
Compensation	106.6	91.3
Interest	54.9	64.3
Sales taxes	23.1	23.2
Advertising	38.8	27
Income taxes	0	4.2
Other	92.6	87.6
Total current liabilities	1,341.3	1,026.9
Long-term liabilities:
Debt and capital leases	3,865	4,157.4
Deferred income taxes	692	730.3
Accrued interest	13	32.3
Other liabilities	45.6	40.4
Total long-term liabilities	4,615.6	4,960.4
Commitments and contingencies	0	0
Shareholders' deficit:
Paid-in capital	2,186.1	2,166.7
Accumulated deficit	(2,191.3)	(2,208)
Accumulated other comprehensive loss	(2.1)	(2.2)
Total shareholders' deficit	(7.3)	(43.5)
Total liabilities and shareholders' deficit	5,949.6	5,943.8
Class A Common Shares [Member]
Shareholders' deficit:
Common shares	0	0
Class B Common Shares [Member]
Shareholders' deficit:
Common shares	$ 0	$ 0

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts	$ 5.4	$ 5
Class A Common Shares [Member]
Common shares, par value	$ 0.01	$ 0.01
Common shares, authorized	100,000	100,000
Common shares, issued	100,000	100,000
Common shares, outstanding	100,000	100,000
Class B Common Shares [Member]
Common shares, par value	$ 0.01	$ 0.01
Common shares, authorized	1,900,000	1,900,000
Common shares, issued	913,063	910,735
Common shares, outstanding	912,706	910,735

Consolidated Statements Of Operations (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
Net sales	$ 9,602.4	$ 8,801.2	$ 7,162.6
Cost of sales	8,015	7,410.4	6,029.7
Gross profit	1,587.4	1,390.8	1,132.9
Selling and administrative expenses	994	932.1	821.1
Advertising expense	122.7	106	101.9
Goodwill impairment	0	0	241.8
Income (loss) from operations	470.7	352.7	(31.9)
Interest expense, net	(324.2)	(391.9)	(431.7)
Net (loss) gain on extinguishments of long-term debt	(118.9)	2	0
Other income, net	0.7	0.2	2.4
Income (loss) before income taxes	28.3	(37)	(461.2)
Income tax (expense) benefit	(11.2)	7.8	87.8
Net income (loss)	$ 17.1	$ (29.2)	$ (373.4)

Consolidated Statement Of Shareholders' (Deficit) Equity (USD $) In Millions	Total	Class A Common Shares [Member]	Class B Common Shares [Member]	Paid-In Capital [Member]	Accumulated Deficit [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Comprehensive Income (Loss) [Member]
Balance at at Dec. 31, 2008	$ 262.2	$ 0	$ 0	$ 2,140.8	$ (1,805.4)	$ (73.2)
Equity-based compensation expense	15.9	0	0	15.9	0	0
Investment from CDW Holdings LLC	0.1	0	0	0.1	0	0
Accrued charitable contribution related to the MPK Coworker Incentive Plan II, net of tax	(1.4)	0	0	(1.4)	0	0
Net income (loss)	(373.4)	0	0	0	(373.4)	0	(373.4)
Change in unrealized loss on interest rate swap agreements, net of tax	(13.3)	0	0	0	0	(13.3)	(13.3)
Reclassification of realized loss on interest rate swap agreements from accumulated other comprehensive loss to net income (loss), net of tax	56.3	0	0	0	0	56.3	56.3
Foreign currency translation adjustment	8.9	0	0	0	0	8.9	8.9
Comprehensive income (loss)							(321.5)
Balance at at Dec. 31, 2009	(44.7)	0	0	2,155.4	(2,178.8)	(21.3)
Equity-based compensation expense	11.5	0	0	11.5	0	0
Accrued charitable contribution related to the MPK Coworker Incentive Plan II, net of tax	(0.2)	0	0	(0.2)	0	0
Net income (loss)	(29.2)	0	0	0	(29.2)	0	(29.2)
Change in unrealized loss on interest rate swap agreements, net of tax	(32.1)	0	0	0	0	(32.1)	(32.1)
Reclassification of realized loss on interest rate swap agreements from accumulated other comprehensive loss to net income (loss), net of tax	47.3	0	0	0	0	47.3	47.3
Foreign currency translation adjustment	3.9	0	0	0	0	3.9	3.9
Comprehensive income (loss)							(10.1)
Balance at at Dec. 31, 2010	(43.5)	0	0	2,166.7	(2,208)	(2.2)
Equity-based compensation expense	19.5	0	0	19.5	0	0
Investment from CDW Holdings LLC	1	0	0	1	0	0
Repurchase of Class B Common Shares	(0.4)	0	0	0	(0.4)	0
Accrued charitable contribution related to the MPK Coworker Incentive Plan II, net of tax	(1.1)	0	0	(1.1)	0	0
Net income (loss)	17.1	0	0	0	17.1	0	17.1
Reclassification of realized loss on interest rate swap agreements from accumulated other comprehensive loss to net income (loss), net of tax	1.9	0	0	0	0	1.9	1.9
Foreign currency translation adjustment	(1.8)	0	0	0	0	(1.8)	(1.8)
Comprehensive income (loss)							17.2
Balance at at Dec. 31, 2011	$ (7.3)	$ 0	$ 0	$ 2,186.1	$ (2,191.3)	$ (2.1)

Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 17.1	$ (29.2)	$ (373.4)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	204.9	209.4	218.2
Goodwill impairment	0	0	241.8
Equity-based compensation expense	19.5	11.5	15.9
Deferred income taxes	(10.2)	(4.3)	(94.4)
Allowance for doubtful accounts	0.4	(1.3)	(0.2)
Amortization of deferred financing costs	15.7	18	16.2
Net loss (gain) on extinguishments of long-term debt	118.9	(2)	0
Realized loss on interest rate swap agreements	2.8	51.5	103.2
Mark to market loss on interest rate derivatives	4.2	4.7	0
Net loss (gain) on sale and disposals of assets	0.3	0.7	(1.7)
Other	(0.6)	(0.6)	0
Changes in assets and liabilities:
Accounts receivable	(165.3)	(81.5)	(131.3)
Merchandise inventory	(29)	(34.9)	(15)
Other assets	50.3	(61.9)	3.2
Accounts payable-trade	(19.8)	269.3	76.5
Other current liabilities	21.5	77.8	3.9
Long-term liabilities	(16)	(3.5)	44.7
Net cash provided by operating activities	214.7	423.7	107.6
Cash flows from investing activities:
Capital expenditures	(45.7)	(41.5)	(15.6)
Cash settlements on interest rate swap agreements	(6.6)	(78.2)	(72.2)
Premium payments on interest rate cap agreements	(3.7)	(5.9)	0
Purchases of marketable securities	0	0	(20)
Redemptions of marketable securities	0	0	20
Proceeds from sale of assets and other	0	0.2	5.2
Net cash used in investing activities	(56)	(125.4)	(82.6)
Cash flows from financing activities:
Proceeds from borrowings under revolving credit facility	1,295	770.8	0
Repayments of borrowings under revolving credit facility	(1,483.2)	(1,074.1)	0
Repayments of long-term debt	(132)	(16.5)	(11)
Proceeds from issuance of long-term debt	1,175	500	0
Payments to extinguish long-term debt	(1,175)	(518.6)	0
Payments of debt financing costs	(26.3)	(14.3)	(11.3)
Investment from CDW Holdings LLC	1	0	0.1
Net change in accounts payable-inventory financing	250.5	3.2	(9.1)
Repurchase of Class B common shares	(0.4)	0	0
Principal payments under capital lease obligations	0	(0.6)	(0.6)
Net cash used in financing activities	(95.4)	(350.1)	(31.9)
Effect of exchange rate changes on cash and cash equivalents	0	0.4	0.5
Net increase (decrease) in cash and cash equivalents	63.3	(51.4)	(6.4)
Cash and cash equivalents - beginning of period	36.6	88	94.4
Cash and cash equivalents - end of period	99.9	36.6	88
Supplementary disclosure of cash flow information:
Interest paid, including cash settlements on interest rate swap agreements	(332.9)	(377)	(368.8)
Taxes refunded (paid), net	20.9	(48)	(11.7)
Non-cash investing and financing activities:
Investment in equity method investee	0	0	1.9
Capital expenditures accrued in accounts payable-trade	$ 1.1	$ 0	$ 0

Description Of Business And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description Of Business And Summary Of Significant Accounting Policies
Description of Business and Summary of Significant Accounting Policies
Description of Business
The Company is a leading provider of multi-branded information technology products and services in the U.S. and Canada. The Company provides comprehensive and integrated solutions for its customers' technology needs through an extensive range of hardware, software and service offerings. The Company's breadth of offerings allows its customers to streamline their procurement processes by using a complete solution provider for their technology needs.
Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).
On October 12, 2007, CDW Corporation, an Illinois corporation, was acquired through a merger transaction by an entity controlled by investment funds affiliated with Madison Dearborn Partners, LLC and Providence Equity Partners L.L.C. (the “Acquisition”). CDW Corporation continued as the surviving corporation and same legal entity after the Acquisition, but became a wholly owned subsidiary of VH Holdings, Inc., a Delaware corporation.
On December 31, 2009, CDW Corporation merged into CDWC LLC, an Illinois limited liability company owned by VH Holdings, Inc., with CDWC LLC as the surviving entity. This change had no impact on the operations or management of the Company. On December 31, 2009, CDWC LLC was renamed CDW LLC (“CDW LLC”). On August 17, 2010, VH Holdings, Inc. was renamed CDW Corporation (“Parent”).
Parent is owned directly by CDW Holdings LLC, a company controlled by investment funds affiliated with Madison Dearborn Partners, LLC and Providence Equity Partners L.L.C. (the “Equity Sponsors”), certain other co-investors and certain members of CDW management.
On August 6, 2010, CDW Finance Corporation, a Delaware corporation, was formed for the sole purpose of acting as a co-issuer of certain debt obligations as described in Note 7. CDW Finance Corporation is owned by Parent and does not hold any material assets or engage in any business activities or operations.
Throughout this report, the terms “the Company” and “CDW” refer to Parent and its wholly owned subsidiaries.
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Parent and its wholly owned subsidiaries. All intercompany transactions and accounts are eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements in accordance with GAAP requires management to make use of certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reported periods. The Company bases its estimates on historical experience and on various other assumptions that management believes are reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.
Revision to Prior Period Financial Statements
As discussed in Note 5, the Company has historically entered into agreements with certain financial intermediaries to facilitate the purchase of inventory from various suppliers under certain terms and conditions. The Company has determined that its previous classification of obligations for inventory financing agreements was in error and that amounts owed under these agreements should be classified separately in the consolidated balance sheets and not included within accounts payable to trade creditors. Accordingly, the Company has changed the classification to reflect $28.2 million at December 31, 2010 as accounts payable-inventory financing with no impact on total current liabilities.

The Company has also revised its consolidated statements of cash flows for the years ended December 31, 2010 and 2009 and for the respective interim periods for each of these years, and for the first and second quarters of 2011, to correct the classification of the cash flow impacts of amounts owed under inventory financing agreements from cash flows from operating activities and include them as cash flows from financing activities. There is no impact on consolidated net cash generated or used for any period as the amounts of the adjustments between cash flow captions are equal and offset one another in the same period. There is also no impact on the Company's debt covenants for any period. The Company has determined that these adjustments are not material either individually or in aggregate to any of its previously issued financial statements; however, due to the nature of the revisions, the Company has revised its presentation for these classification errors in both the consolidated balance sheets and statements of cash flows for all periods presented. These adjustments have no impact on net income (loss), total shareholders' deficit, or Adjusted EBITDA, a non-GAAP measure as defined in the Company's credit agreements. See Note 20 for a summary of revisions to the Company's interim presentation for both the consolidated balance sheets and the statements of cash flows. A summary of the revisions to the consolidated statements of cash flows for the years ended December 31, 2010 and 2009 is as follows:

	Year Ended December 31, 2010
(in millions)	As Previously Reported	Revision	As Revised
Net cash provided by operating activities	$426.9	$(3.2)	$423.7
Net cash used in financing activities	$(353.3)	$3.2	$(350.1)
Net decrease in cash and cash equivalents	$(51.4)	$—	$(51.4)

	Year Ended December 31, 2009
(in millions)	As Previously Reported	Revision	As Revised
Net cash provided by operating activities	$98.5	$9.1	$107.6
Net cash used in financing activities	$(22.8)	$(9.1)	$(31.9)
Net decrease in cash and cash equivalents	$(6.4)	$—	$(6.4)
Reclassifications
Certain reclassifications have been made to the prior period consolidated financial statements to conform to the current period presentation.
Cash and Cash Equivalents
Cash and cash equivalents include all deposits in banks and short-term (original maturities of three months or less), highly liquid investments that are readily convertible to known amounts of cash and are so near maturity that there is insignificant risk of changes in value due to interest rate changes.
Accounts Receivable
Trade accounts receivable are recorded at the invoiced amount and typically do not bear interest. The Company provides allowances for doubtful accounts related to accounts receivable for estimated losses resulting from the inability of its customers to make required payments. The Company takes into consideration the overall quality of the receivable portfolio along with specifically identified customer risks.
Merchandise Inventory
Inventory is valued at the lower of cost or market value. Cost is determined using a weighted-average cost method. The Company decreases the value of inventory for estimated obsolescence equal to the difference between the cost of inventory and the estimated market value, based upon an aging analysis of the inventory on hand, specifically known inventory-related risks, and assumptions about future demand and market conditions.
Miscellaneous Receivables
Miscellaneous receivables generally consist of amounts due from vendors. The Company receives incentives from vendors related to cooperative advertising allowances, volume rebates, bid programs, price protection and other programs. These incentives generally relate to written agreements with specified performance requirements with the vendors and are recorded as adjustments to cost of sales.
Property and Equipment
Property and equipment are stated at cost. The Company calculates depreciation expense using the straight-line method over the useful lives of the assets. Leasehold improvements are amortized over the shorter of their useful lives or the initial lease term. Expenditures for major renewals and improvements that extend the useful life of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. The following table shows estimated useful lives of property and equipment:

Classification	Estimated Useful Lives
Machinery and equipment	5 to 10 years
Building and leasehold improvements	5 to 25 years
Computer and data processing equipment	3 to 5 years
Computer software	3 to 5 years
Furniture and fixtures	5 to 10 years
The Company has asset retirement obligations associated with commitments to return property subject to operating leases to original condition upon lease termination. The Company’s asset retirement liability was $0.5 million as of December 31, 2011 and 2010.
Goodwill and Other Intangible Assets
The Company is required to perform an evaluation of goodwill on an annual basis or more frequently if circumstances indicate a potential impairment. The annual test for impairment is conducted as of December 1. The Company’s reporting units used to assess potential goodwill impairment are the same as its operating segments. Testing for impairment of goodwill is a two-step process. The first step compares the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of reporting unit goodwill with the carrying amount of that goodwill to determine the amount of impairment loss. Fair value of a reporting unit is determined by using a weighted combination of an income approach and a market approach, as this combination is considered the most indicative of the Company’s fair value in an orderly transaction between market participants. This assessment uses significant accounting judgments, estimates and assumptions. Any changes in the judgments, estimates or assumptions used could produce significantly different results. During the years ended December 31, 2011 and 2010, the Company recorded no goodwill impairment charges. The Company recorded goodwill impairment charges of $241.8 million during the year ended December 31, 2009. See Note 4 for more information on the Company’s evaluations of goodwill for impairment.
Intangible assets with determinable lives are amortized on a straight-line basis over their respective estimated useful lives. The cost of computer software developed or obtained for internal use is capitalized and amortized on a straight-line basis over the estimated useful life of the software. These intangible assets are reviewed for impairment when indicators are present using undiscounted cash flows. The Company uses the undiscounted cash flows, excluding interest charges, to assess the recoverability of the carrying value of such assets. To the extent carrying value exceeds the undiscounted cash flows, an impairment loss is recorded based upon the excess of the carrying value over fair value. In addition, each quarter the Company evaluates whether events and circumstances warrant a revision to the remaining estimated useful life of each of these intangible assets. If the Company were to determine that a change to the remaining estimated useful life of an intangible asset was necessary, then the remaining carrying amount of the intangible asset would be amortized prospectively over that revised remaining useful life. During the years ended December 31, 2011, 2010 and 2009, no impairment existed with respect to the Company’s intangible assets with determinable lives and no significant changes to the remaining useful lives were necessary. The following table shows estimated useful lives of definite-lived intangible assets:

Classification	Estimated Useful Lives
Customer relationships	11 to 14 years
Trade name	20 years
Internally developed software	3 to 5 years
Other	1 to 10 years
Deferred Financing Costs
The Company has capitalized costs incurred in connection with establishing credit facilities as deferred financing costs. These costs are amortized to interest expense over the estimated life of the related financing using the interest method or straight-line method, as applicable.
Derivatives
The Company has entered into interest rate cap and swap agreements for the purpose of hedging its exposure to fluctuations in interest rates. These derivatives are recorded in the Company’s consolidated balance sheets at fair value.
For the Company’s interest rate swap agreements designated as cash flow hedges of interest rate risk, the effective portion of the changes in fair value of the swaps is initially recorded as a component of accumulated other comprehensive loss in the Company’s consolidated balance sheets and is subsequently reclassified into interest expense, net in the Company’s consolidated statements of operations in the period that the hedged forecasted transaction affects earnings. The ineffective portion of the change in fair value of the swaps is recognized directly in earnings. In the Company’s consolidated statements of cash flows, hedge activities are classified according to the nature of the derivative.
For the Company’s interest rate swap and cap agreements not designated as cash flow hedges of interest rate risk, changes in fair value of the derivatives are recorded directly to interest expense, net in the Company’s consolidated statements of operations.
Accumulated Other Comprehensive Loss
Unrealized gains or losses on derivatives and foreign currency translation adjustments are included in shareholders’ (deficit) equity under accumulated other comprehensive loss.
The components of accumulated other comprehensive loss are as follows:

(in millions)	December 31,
	2011	2010	2009
Unrealized loss on interest rate swap agreements, net of taxes of $0, $0.9 and $27.3, respectively	$—	$(1.9)	$(17.1)
Foreign currency translation adjustment	(2.1)	(0.3)	(4.2)
Accumulated other comprehensive loss	$(2.1)	$(2.2)	$(21.3)
Revenue Recognition
The Company is a primary distribution channel for a large group of vendors and suppliers, including original equipment manufacturers (“OEMs”), software publishers and wholesale distributors. The Company records revenue from sales transactions when title and risk of loss are passed to the customer, there is persuasive evidence of an arrangement for sale, delivery has occurred and/or services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. The Company's shipping terms typically specify F.O.B. destination, at which time title and risk of loss have passed to the customer.
Revenues from the sales of hardware products or software products and licenses are generally recognized on a gross basis with the selling price to the customer recorded as sales and the acquisition cost of the product recorded as cost of sales. These items can be delivered to customers in a variety of ways, including (i) as physical product shipped from the Company's warehouse, (ii) via drop-shipment by the vendor, or (iii) via electronic delivery for software licenses. At the time of sale, the Company records an estimate for sales returns and allowances based on historical experience. The Company's vendor OEMs warrant most of the products the Company sells.
The Company leverages drop-ship arrangements with many of its vendors and suppliers to deliver products to its customers without having to physically hold the inventory at its warehouses, thereby increasing efficiency and reducing costs. The Company recognizes revenue for drop-ship arrangements on a gross basis upon delivery to the customer with contract terms that typically specify F.O.B. destination.
Revenue from professional services is either recognized as incurred for services billed at an hourly rate or recognized using the percentage of completion method for services provided at a fixed fee. Revenue for data center services, including internet connectivity, web hosting, server co-location and managed services, is recognized over the period service is provided.
The Company also sells certain products for which it acts as an agent. Products in this category include the sale of third-party services, warranties or software assurance (“SA”). SA is an “insurance” or “maintenance” product that allows customers to upgrade, at no additional cost, to the latest technology if new applications are introduced during the period that the SA is in effect. These sales do not meet the criteria for gross sales recognition, and thus are recognized on a net basis at the time of sale. Under net sales recognition, the cost paid to the vendor or third-party service provider is recorded as a reduction to sales, resulting in net sales being equal to the gross profit on the transaction.
The Company's larger customers are offered the opportunity by certain of its vendors to purchase software licenses and SA under enterprise agreements (“EAs”). Under EAs, customers are considered to be compliant with applicable license requirements for the ensuing year, regardless of changes to their employee base. Customers are charged an annual true-up fee for changes in the number of users over the year. With most EAs, the Company's vendors will transfer the license and bill the customer directly, paying resellers such as the Company an agency fee or commission on these sales. The Company records these fees as a component of net sales as earned and there is no corresponding cost of sales amount. In certain instances, the Company bills the customer directly under an EA and accounts for the individual items sold based on the nature of the item. The Company's vendors typically dictate how the EA will be sold to the customer.
From time to time, the Company sells some of its products and services as part of bundled contract arrangements containing multiple deliverables, which may include a combination of products and services. For each deliverable that represents a separate unit of accounting, revenue is allocated based upon the relative selling prices of each element as determined by the Company's selling price for the deliverable when it is sold on a stand-alone basis.
The Company records freight billed to its customers as sales and the related freight costs as a cost of sales. Vendor rebates are recorded over the period earned as a reduction of cost of sales. Price protection is recorded when earned as a reduction to cost of sales or merchandise inventory, as applicable.
Deferred revenue includes (1) payments received from customers in advance of providing the product or performing services, and (2) amounts deferred if other conditions of revenue recognition have not been met.
The Company performs an analysis of the estimated number of days of sales in-transit to customers at the end of each period based on a weighted-average analysis of commercial delivery terms that includes drop-ship arrangements. This analysis is the basis upon which the Company estimates the amount of sales in-transit at the end of the period and adjusts revenue and the related costs to reflect only what has been received by the customer. Changes in delivery patterns may result in a different number of business days used in making this adjustment and could have a material impact on the Company's revenue recognition for the period.
Sales Taxes
Sales tax amounts collected from customers for remittance to governmental authorities are presented on a net basis in the Company’s consolidated statements of operations.
Advertising
Advertising costs are generally charged to expense in the period incurred. Cooperative reimbursements from vendors are recorded in the period the related advertising expenditure is incurred. The Company classifies vendor consideration as a reduction of cost of sales.
Equity-Based Compensation
The Company measures all equity-based payments using a fair-value-based method and records compensation expense over the requisite service period in its consolidated financial statements. Forfeiture rates have been developed based upon historical experience.
Interest Expense
Interest expense is typically recognized in the period incurred at the applicable interest rate in effect. For increasing-rate debt, the Company determines the periodic interest cost using the effective interest method over the estimated outstanding term of the debt. The difference between interest expense recorded and cash interest paid is reflected as short-term or long-term accrued interest in the Company’s consolidated balance sheets.
Foreign Currency Translation
The Company’s functional currency is the U.S. dollar. The functional currency of the Company’s Canadian subsidiary is the local currency, the Canadian dollar. Assets and liabilities of this subsidiary are translated at the spot rate in effect at the applicable reporting date and the consolidated results of operations are translated at the average exchange rates in effect during the applicable period. The resulting foreign currency translation adjustment is recorded as accumulated other comprehensive loss, which is reflected as a separate component of shareholders’ (deficit) equity.
Income Taxes
Income taxes are determined using an asset and liability approach for the expected future tax consequences of events that have been recognized in the Company’s consolidated financial statements or tax returns. Deferred income taxes are provided to reflect the differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements using enacted tax rates in effect for the year in which the differences are expected to reverse.
The Company reports a liability for unrecognized tax benefits resulting from unrecognized tax benefits taken or expected to be taken in a tax return. The Company recognizes potential interest and penalties related to its unrecognized tax benefits in income tax expense.

Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Recent Accounting Pronouncements
Recent Accounting Pronouncements
Testing Goodwill for Impairment
In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-08 which is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a qualitative assessment to determine whether further impairment testing is necessary. If an entity concludes that it is more likely than not that a reporting unit's fair value is equal to or greater than its carrying amount using the qualitative assessment, the entity would not be required to perform the two-step goodwill impairment test for that reporting unit. This update is effective for annual and interim goodwill impairment tests performed in fiscal years beginning after December 15, 2011 with early adoption permitted. The Company plans to adopt this guidance on January 1, 2012 and does not expect the adoption of this guidance will have a material impact on its consolidated financial position, results of operations, or cash flows.
Presentation of Comprehensive Income
In June 2011, the FASB issued ASU 2011-05 which amends current guidance on the presentation of comprehensive income. The new guidance eliminates the option to present the components of other comprehensive income as part of the statement of shareholders' equity. It requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The guidance does not change the items which must be reported in other comprehensive income, how such items are measured or when they must be reclassified to net income.
In December 2011, the FASB issued ASU 2011-12 which defers certain provisions of ASU 2011-05, including the requirement within ASU 2011-05 to present reclassification adjustments from accumulated other comprehensive income to net income on the face of the financial statements.
The amendments in ASU 2011-05 and ASU 2011-12 are to be applied retrospectively and are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. As this guidance impacts presentation only, the Company does not expect the adoption of this guidance will have an impact on its consolidated financial position, results of operations or cash flows.
Fair Value Measurements
In May 2011, the FASB issued ASU 2011-04. The new guidance results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). The new guidance does not extend the use of fair value accounting, but provides guidance on how it should be applied where its use is already required or permitted by other standards within GAAP or IFRS. This update is effective for interim and annual periods beginning after December 15, 2011, with early adoption prohibited for public entities. As this guidance only requires additional disclosure, the Company does not expect the adoption of this guidance will have a material impact on its consolidated financial position, results of operations, or cash flows.
In January 2010, the FASB issued ASU 2010-06 to amend and expand the disclosure requirements for fair value measurements. The guidance requires new disclosures about transfers in and transfers out of Levels 1 and 2 fair value measurements and presentation of the activities within Level 3 fair value measurements (presented gross in a roll forward of activity). The guidance also clarifies existing disclosures about the level of disaggregation of fair value for each class of assets and liabilities and about inputs and valuation techniques used to measure fair value. Except for the disclosures in the roll forward of activity in Level 3 fair value measurements, ASU 2010-06 was effective for the Company as of January 1, 2010. The disclosures in the roll forward of activity in Level 3 fair value measurements became effective for the Company as of January 1, 2011. As this guidance only required additional disclosure and the Company did not have any Level 3 fair value measurements, the adoption of ASU 2010-06 did not have an impact on the Company's consolidated financial position, results of operations or cash flows.
Revenue Arrangements
In October 2009, the FASB issued two ASUs to authoritative guidance on revenue arrangements. ASU 2009-13 modifies the criteria for separating consideration in multiple-deliverable arrangements, establishes a selling price hierarchy for determining the relative selling price of a deliverable, eliminates the residual method of allocation and expands the disclosures related to multiple-deliverable revenue arrangements. From time to time, the Company sells some of its products and services as part of bundled contract arrangements containing multiple deliverables, which may include a combination of products and services. For each deliverable that represents a separate unit of accounting, revenue is allocated based upon the relative selling prices of each element as determined by the Company's selling price for the deliverable when it is sold on a stand-alone basis. The Company adopted the amended guidance in ASU 2009-13 on a prospective basis as of January 1, 2011. This adoption did not significantly change the Company's units of accounting or the method used by the Company to allocate revenue to separate units of accounting and consequently did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.
ASU 2009-14 modifies the scope of authoritative guidance for revenue arrangements that include both tangible products and software elements to exclude from its requirements (1) non-software components of tangible products, and (2) software components of tangible products that are sold, licensed or leased with tangible products when the software components and non-software components of the tangible product function together to deliver the tangible product's essential functionality. The Company adopted the amended guidance in ASU 2009-14 on a prospective basis as of January 1, 2011. The adoption of ASU 2009-14 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

Property And Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property And Equipment
Property and Equipment
Property and equipment consisted of the following:

(in millions)	December 31,
	2011	2010
Land	$27.7	$27.7
Machinery and equipment	48.3	47.1
Building and leasehold improvements	102.1	97.3
Computer and data processing equipment	49.7	44.8
Computer software	29.2	29.3
Furniture and fixtures	20.3	17.0
Construction in progress	17.0	15.8
Total property and equipment	294.3	279.0
Less accumulated depreciation	140.0	120.9
Net property and equipment	$154.3	$158.1
During 2011, 2010 and 2009, the Company recorded disposals of $10.5 million, $11.4 million and $3.1 million, respectively, to remove assets that were no longer in use from property and equipment. The Company recorded a pre-tax loss of $0.3 million, $0.7 million and $0.4 million in 2011, 2010 and 2009, respectively, for certain assets that were not fully depreciated.
Depreciation expense for the years ended December 31, 2011, 2010 and 2009 was $31.3 million, $38.3 million and $46.0 million, respectively.

Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangible Assets
Goodwill and Other Intangible Assets
As described in Note 1, the Company is required to perform an evaluation of goodwill on an annual basis or more frequently if circumstances indicate a potential impairment. The annual test for impairment is conducted as of December 1. The Company’s reporting units used to assess potential goodwill impairment are the same as its operating segments. The Company has two reportable segments: Corporate, which is comprised primarily of business customers, and Public, which is comprised of government entities and education and healthcare institutions. The Company also has two other operating segments, CDW Advanced Services and Canada, which do not meet the reportable segment quantitative thresholds and, accordingly, are combined together as “Other.”
Testing for impairment of goodwill is a two-step process. The first step compares the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of reporting unit goodwill with the carrying amount of that goodwill to determine the amount of impairment loss. Fair value of a reporting unit is determined by using a weighted combination of an income approach and a market approach, as this combination is considered the most indicative of the Company’s fair value in an orderly transaction between market participants. Under the income approach, the Company determined fair value based on estimated future cash flows of a reporting unit, discounted by an estimated weighted-average cost of capital, which reflects the overall level of inherent risk of a reporting unit and the rate of return an outside investor would expect to earn. Under the market approach, the Company utilized valuation multiples derived from publicly available information for guideline companies to provide an indication of how much a knowledgeable investor in the marketplace would be willing to pay for a company. The valuation multiples were applied to the reporting units. Determining the fair value of a reporting unit is judgmental in nature and requires the use of significant estimates and assumptions, including revenue growth rates, gross margins, operating margins, discount rates and future market conditions, among others.
December 1, 2011 Evaluation
The Company performed its annual evaluation of goodwill as of December 1, 2011. All reporting units passed the first step of the goodwill evaluation (with the fair value exceeding the carrying value by 43%, 27%, 159% and 17% for the Corporate, Public, Canada and CDW Advanced Services reporting units, respectively) and, accordingly, the Company was not required to perform the second step of the goodwill evaluation.
To determine the fair value of the reporting units, the Company used a 75%/25% weighting of the income approach and market approach, respectively. Under the income approach, the Company estimated future cash flows of each reporting unit based on internally generated forecasts for the remainder of 2011 and the next six years. The Company used a 3.5% long-term assumed consolidated annual growth rate for periods after the six-year forecast. The estimated future cash flows for the Corporate, Public and CDW Advanced Services reporting units were discounted at 11.5%; cash flows for the Canada reporting unit were discounted at 12.0% based on the future growth rates assumed in the discounted cash flows.
December 1, 2010 Evaluation
The Company performed its annual evaluation of goodwill as of December 1, 2010. All reporting units passed the first step of the goodwill evaluation (with the fair value exceeding the carrying value by 16%, 17%, 55% and 64%, for the Corporate, Public, Canada and CDW Advanced Services reporting units, respectively) and, accordingly, the Company was not required to perform the second step of the goodwill evaluation.
To determine the fair value of the reporting units, the Company used a 75%/25% weighting of the income approach and market approach, respectively. Under the income approach, the Company estimated future cash flows of each reporting unit based on internally generated forecasts for the remainder of 2010 and the next six years. The Company used a 5% long-term assumed consolidated annual growth rate for periods after the six-year forecast. The estimated future cash flows for the Corporate, Public and Canada reporting units were discounted at 12.0%; cash flows for the CDW Advanced Services reporting unit were discounted at 13.0% given inherent differences in the business model and risk profile.
June 2009 Evaluation
The Company continuously monitors the operating performance of each of its reporting units in comparison to forecasted results. During the second quarter of 2009, the Company determined that, while the rate of the sales decline year over year was stabilizing, the overall decline in net sales indicated that it was more likely than not that the fair value of certain reporting units was reduced to below the respective carrying amount. The Company considered this a triggering event under GAAP and performed an interim evaluation of the carrying amount of goodwill as of June 1, 2009.
The Company’s Public reporting unit passed the first step of the goodwill evaluation (with the fair value exceeding the carrying value by 10%) while the Company’s remaining three reporting units did not. The Company performed the second step of the goodwill evaluation for the Corporate, Canada and CDW Advanced Services reporting units. As a result, the Company recorded a total goodwill impairment charge of $235.0 million in the second quarter of 2009. This charge was comprised of $207.0 million for the Corporate reporting unit and $28.0 million for the CDW Advanced Services reporting unit. The Canada reporting unit did not require a goodwill impairment charge as the implied fair value of goodwill of this reporting unit approximated the carrying value of goodwill.
To determine fair value of the reporting units, the Company used a 75%/25% weighting of the income approach and market approach, respectively. The Company believed that higher weighting to the income approach was appropriate as inherent differences exist between the Company’s highly leveraged structure and the equity-based structures of the comparable companies used in the market approach. Using the income approach, the Company estimated future cash flows of each reporting unit based on internally generated forecasts for the remainder of 2009 and the next six years. The Company used a 5% long-term assumed consolidated annual growth rate for periods after the six-year forecast. The Company’s forecasts were based on historical experience, expected market demand and other industry information available at the time the forecasts were prepared. The estimated future cash flows of each reporting unit were discounted at 11.5%.
December 1, 2009 Evaluation
The Company performed its annual evaluation of goodwill as of December 1, 2009. The Public, Canada and CDW Advanced Services reporting units passed the first step of the goodwill evaluation (with the fair value exceeding the carrying value by 9%, 30% and 35%, respectively) while the Corporate reporting unit did not. The Company performed the second step of the goodwill evaluation for the Corporate reporting unit which did not require a goodwill impairment charge, as the implied fair value of goodwill of this reporting unit exceeded the carrying value of goodwill by 10%.
To determine the fair value of the reporting units, the Company used a 75%/25% weighting of the income approach and market approach, respectively. The Company used a 5% long-term assumed consolidated annual growth rate for periods after the six-year forecast. The estimated future cash flows of each reporting unit were discounted at 11.5%.
The following table presents the change in goodwill by segment for the years ended December 31, 2011 and 2010:

(in millions)	Corporate	Public	Other (1)	Consolidated

Balances as of December 31, 2009:
Goodwill	$2,794.4	$1,261.4	$105.4	$4,161.2
Accumulated impairment charges	(1,571.4)	(354.1)	(28.3)	(1,953.8)
	$1,223.0	$907.3	$77.1	$2,207.4

2010 Activity:
Translation adjustment	—	—	1.7	1.7
	$—	$—	$1.7	$1.7

Balances as of December 31, 2010:
Goodwill	$2,794.4	$1,261.4	$107.1	$4,162.9
Accumulated impairment charges	(1,571.4)	(354.1)	(28.3)	(1,953.8)
	$1,223.0	$907.3	$78.8	$2,209.1

2011 Activity:
Translation adjustment	—	—	(0.7)	(0.7)
	$—	$—	$(0.7)	$(0.7)

Balances as of December 31, 2011:
Goodwill	$2,794.4	$1,261.4	$106.4	$4,162.2
Accumulated impairment charges	(1,571.4)	(354.1)	(28.3)	(1,953.8)
	$1,223.0	$907.3	$78.1	$2,208.4
(1)Other is comprised of CDW Advanced Services and Canada reporting units.
The following table presents a summary of intangible assets at December 31, 2011 and 2010:

(in millions)
December 31, 2011	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$1,861.4	$593.2	$1,268.2
Trade name	421.0	88.8	332.2
Internally developed software	77.1	43.3	33.8
Other	3.3	1.5	1.8
Total	$2,362.8	$726.8	$1,636.0

December 31, 2010
Customer relationships	$1,861.7	$453.4	$1,408.3
Trade name	421.0	67.8	353.2
Internally developed software	59.1	31.6	27.5
Other	3.2	1.0	2.2
Total	$2,345.0	$553.8	$1,791.2
During 2011, the Company recorded disposals of $0.4 million of internally developed software that was no longer in use.
Amortization expense related to intangible assets for the years ended December 31, 2011, 2010 and 2009 was $173.5 million, $171.1 million and $171.9 million, respectively.
Estimated future amortization expense related to intangible assets for the next five years is as follows:

(in millions)
Years ended December 31,
2012	$174.9
2013	171.2
2014	167.5
2015	163.0
2016	161.5

Inventory Financing Agreements	12 Months Ended
Dec. 31, 2011
Inventory Financing Agreements [Abstract]
Inventory Financing Agreements
Inventory Financing Agreements
The Company has entered into agreements with certain financial intermediaries to facilitate the purchase of inventory from various suppliers under certain terms and conditions, as described below. At December 31, 2011 and 2010, the Company owed a total of $278.7 million and $28.2 million, respectively, under these agreements. These amounts are classified separately as accounts payable-inventory financing on the accompanying consolidated balance sheets.
In June 2011, the Company entered into a new senior secured asset-based revolving credit facility as described in Note 7, which incorporates a $400.0 million floorplan sub-facility to facilitate the purchase of inventory from a certain vendor. In connection with the floorplan sub-facility, the Company entered into an inventory financing agreement on an unsecured basis with a financial intermediary to facilitate the purchase of inventory from this vendor (the “Revolving Loan financing agreement”). Amounts outstanding under the Revolving Loan financing agreement are unsecured and non-interest bearing. At December 31, 2011, the Company owed $240.7 million under this agreement including $28.5 million accrued for product in transit.
From time to time, the Company may enter into an agreement with a financial intermediary relating to the purchase of inventory from a supplier who has factored its receivables to the financial intermediary. The Company's obligations under these agreements are not collateralized. The Company does not incur any interest expense associated with these agreements as balances are paid when they are due. At December 31, 2011 and 2010, the Company owed a financial intermediary $30.3 million and $18.6 million, respectively, under such an agreement.
At December 31, 2011, the Company had inventory floorplan arrangements in place allowing for a maximum credit line of $11.0 million collateralized by the inventory purchases under these floorplan arrangements financed by the financial intermediaries and a second lien on the related accounts receivable. The Company does not incur any interest expense associated with these agreements as balances are paid when they are due. At December 31, 2011 and 2010, the Company owed the financial intermediaries $7.7 million and $9.6 million, respectively, under these inventory floorplan arrangements.

Lease Commitments	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Lease Commitments
Lease Commitments
The Company is obligated under various non-cancelable operating lease agreements for office facilities that generally provide for minimum rent payments and a proportionate share of operating expenses and property taxes and include certain renewal and expansion options. For the years ended December 31, 2011, 2010 and 2009, rent expense under these lease arrangements was $21.6 million, $23.9 million and $22.9 million, respectively.
During 2011, the Company extinguished its capital lease liability of $0.9 million and recorded a net pre-tax gain of $0.6 million in its consolidated statement of operations for the year ended December 31, 2011.
Future minimum lease payments are as follows:

(in millions)
Year Ended December 31,
2012	$17.5
2013	17.6
2014	17.5
2015	16.8
2016	12.4
Thereafter	36.7
Total future minimum lease payments	$118.5

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt, excluding capital leases, was as follows:

(in millions)	December 31,
	2011	2010
Senior secured asset-based revolving credit facility	$—	$188.1
Senior secured term loan facility	1,540.5	1,672.5
Senior secured notes due 2018	500.0	500.0
Senior notes due 2015	129.0	1,207.0
Senior notes due 2019	1,175.0	—
Senior subordinated notes due 2017	721.5	721.5
Total long-term debt	4,066.0	4,289.1
Less current maturities of long-term debt	(201.0)	(132.0)
Long-term debt, excluding current maturities	$3,865.0	$4,157.1
As of December 31, 2011, the Company was in compliance with the covenants under its various credit agreements as described below.
Senior Secured Asset-Based Revolving Credit Facility (“Revolving Loan”)
At December 31, 2011, the Company had no outstanding borrowings under the Revolving Loan, $1.7 million of undrawn letters of credit and $219.0 million reserved related to the floorplan sub-facility.
On June 24, 2011, the Company entered into the Revolving Loan, a new five-year $900.0 million senior secured asset-based revolving credit facility, with the facility being available to the Company for borrowings, issuance of letters of credit and floorplan financing for certain vendor products. The Revolving Loan matures on June 24, 2016, subject to an acceleration provision discussed below. The Revolving Loan replaced the Company's previous revolving loan credit facility that was to mature on October 12, 2012. The Revolving Loan (i) increased the overall revolving credit facility capacity available to the Company from $800.0 million to $900.0 million, (ii) increased the maximum aggregate amount of increases that may be made to the revolving credit facility from $100.0 million to $200.0 million, (iii) added a maturity acceleration provision based upon excess cash availability whereby the Revolving Loan may mature 45 days prior to both the maturity of the non-extended portion of the Company's senior secured term loan facility and the maturity of the Company's senior exchange notes due 2015, if excess cash availability does not exceed the outstanding borrowings of the subject maturing debt at the time of the test plus $150 million, (iv) increased the fee on the unused portion of the revolving credit facility from 25 basis points to either 37.5 or 50 basis points, depending on the amount of utilization, (v) increased the applicable interest rate margin, and (vi) incorporated a $300.0 million floorplan sub-facility, which was increased to $400.0 million on August 2, 2011. In connection with the termination of the previous facility, the Company recorded a loss on extinguishment of long-term debt of $1.6 million in the Company's consolidated statement of operations for the year ended December 31, 2011, representing a write-off of a portion of unamortized deferred financing costs. Fees of $7.2 million related to the Revolving Loan were capitalized as deferred financing costs and are being amortized over the term of the facility on a straight-line basis.
As described in Note 5, in connection with the floorplan sub-facility, the Company entered into the Revolving Loan financing agreement. Amounts outstanding under the Revolving Loan financing agreement are unsecured and noninterest bearing. The Company will either pay the outstanding Revolving Loan financing agreement amounts when they become due, or the Revolving Loan's administrative agent will automatically initiate an advance on the Revolving Loan and use the proceeds to pay the balance on the due date. As of December 31, 2011, the Company owed the financial intermediary $212.2 million under the Revolving Loan financing agreement, which excludes $6.8 million in reserves for open orders that reduce the availability under the Revolving Loan. The total amount reported on the Company's consolidated balance sheet as accounts payable-inventory financing related to the Revolving Loan financing agreement includes $212.2 million owed to the financial intermediary and $28.5 million accrued for product in transit. Changes in cash flows from the Revolving Loan financing agreement are reported in financing activities on the Company's consolidated statement of cash flows.
Borrowings under the Revolving Loan bear interest at a variable interest rate plus an applicable margin. The variable interest rate is based on one of two indices, either (i) LIBOR, or (ii) the Alternate Base Rate (“ABR”) with the ABR being the greatest of (a) the prime rate, (b) the federal funds effective rate plus 50 basis points or (c) the one-month LIBOR plus 1.00%. The applicable margin varies (2.00% to 2.50% for LIBOR borrowings and 1.00% to 1.50% for ABR borrowings) depending upon the Company's average daily excess cash availability under the agreement and after September 30, 2011 is subject to a reduction of 0.25% if, and for as long as, the senior secured leverage ratio is less than 3.0. The senior secured leverage ratio is defined as the ratio of senior secured debt (including amounts owed under certain inventory floorplan arrangements and capital leases) less cash and cash equivalents, to Adjusted EBITDA, a non-GAAP measure, for the four most recently ended fiscal quarters. The margins on the previous revolving loan credit facility varied from 1.00% to 1.75% for LIBOR borrowings and 0.00% to 0.75% for ABR borrowings.
Availability under the Revolving Loan is limited to (a) the lesser of the revolving commitment of $900.0 million and the amount of the borrowing base less (b) outstanding borrowings, letters of credit, and amounts outstanding under the Revolving Loan financing agreement plus a reserve of 15% of open orders. The borrowing base is (a) the sum of the products of the applicable advance rates on eligible accounts receivable and on eligible inventory as defined in the agreement less (b) any reserves. At December 31, 2011, the borrowing base was $1,072.1 million as supported by eligible inventory and accounts receivable balances as of November 30, 2011. The Company could have borrowed up to an additional $679.3 million under the Revolving Loan at December 31, 2011.
CDW LLC is the borrower under the Revolving Loan. All obligations under the Revolving Loan are guaranteed by Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries. Borrowings under the Revolving Loan are collateralized by a first priority interest in inventory (excluding inventory collateralized under the inventory floorplan arrangements as described in Note 5), deposits, and accounts receivable, and a second priority interest in substantially all other assets. The Revolving Loan contains negative covenants that, among other things, place restrictions and limitations on the ability of Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make distributions or other restricted payments, create liens, make equity or debt investments, make acquisitions, engage in mergers or consolidations, or engage in certain transactions with affiliates. The Revolving Loan also includes maintenance of a minimum average daily excess cash availability requirement. Should the Company fall below the minimum average daily excess cash availability requirement for five consecutive business days, the Company becomes subject to a fixed charge coverage ratio until such time as the daily excess cash availability requirement is met for 30 consecutive business days.
Senior Secured Term Loan Facility (“Term Loan”)
At December 31, 2011, the outstanding principal amount of the Term Loan was $1,540.5 million, with $484.5 million of non-extended loans and $1,056.0 million of extended loans. The effective weighted-average interest rate on Term Loan principal amounts outstanding on December 31, 2011 was 3.98% per annum. For the year ended December 31, 2011, the effective weighted-average interest rate without giving effect to the interest rate swap agreements (see Note 8) was 4.34% per annum, and the effective weighted-average interest rate including the effect of the interest rate swap agreements was 4.51% per annum. The interest rate swap agreements terminated on January 14, 2011.
Borrowings under the Term Loan bear interest at either (a) the ABR plus a margin; or (b) LIBOR plus a margin. The margin is based on the Company's senior secured leverage ratio as defined in the amended agreement evidencing the Term Loan. Effective with the March 2011 amendment discussed below, the margins were reduced on extended loans. For ABR borrowings, the applicable margin varies within a range of 2.50% to 3.00% for non-extended loans and 1.75% to 2.25% for extended loans. For LIBOR borrowings, the applicable margin varies within a range of 3.50% to 4.00% for non-extended loans and 2.75% to 3.25% for extended loans. The non-extended loans mature on October 10, 2014. The extended loans mature on July 15, 2017. The maturity of the extended loans was subject to acceleration to July 15, 2015 if, as of July 14, 2015, (i) the senior secured leverage ratio is greater than or equal to 3.00 to 1.00 and (ii) the outstanding principal amount of Senior Notes with a maturity date of October 12, 2015 is greater than or equal to $500.0 million. The Company completed a cash tender offer and follow-on cash tender offer in 2011 (described below) and, as a result of the reduction in the outstanding balances of the Senior Notes due 2015, the maturity of extended loans will not be accelerated by reason of this provision.
On March 11, 2011, the Company entered into an amendment to the Term Loan, which became effective on March 14, 2011. This amendment, among other things: (i) reduced the margins with respect to extended loans, (ii) established a LIBOR floor of 1.25% and an ABR floor of 2.25% with respect to extended loans, (iii) reset the start date for accumulating restricted payments that count against the general limit of $25.0 million and (iv) provided a 1% prepayment premium for certain repayments or re-pricings of any extended loans for the six month period following the effective date of the amendment. In connection with this amendment, the Company recorded a loss on extinguishment of long-term debt of $3.2 million in the Company's consolidated statement of operations for the year ended December 31, 2011. This loss represents a write-off of a portion of the unamortized deferred financing costs related to the Term Loan.
The Term Loan requires the Company to make certain mandatory prepayments of principal amounts under certain circumstances, including (i) a prepayment in an amount equal to 50% of the Company's excess cash flow for a fiscal year (the percentage rate of which can decrease based upon the total net leverage ratio as defined in the governing agreement), and (ii) the net cash proceeds from the incurrence of certain additional indebtedness by the Company or its subsidiaries. Excess cash flow is defined as Adjusted EBITDA, plus items such as reductions in working capital, less items such as increases in working capital, certain taxes paid in cash, interest that will be paid in cash, capital expenditures and repayment of long-term indebtedness. On March 16, 2011, the Company made a mandatory prepayment of $132.0 million with respect to the year ended December 31, 2010, under the excess cash flow provision. The Company estimates a mandatory prepayment of approximately $201.0 million will be due in 2012 under the excess cash flow provision with respect to the year ended December 31, 2011. The payment is due within ten business days of the filing of this report with the SEC. On February 2, 2012, the Company made an optional prepayment of $120.0 million aggregate principal amount, and on February 14, 2012, the Company made an additional optional prepayment of $60.0 million aggregate principal amount. The prepayments were allocated on a pro rata basis between the extended and non-extended loans. The optional prepayments will reduce the amount of the required excess cash flow payment on a dollar for dollar basis.
CDW LLC is the borrower under the Term Loan. All obligations under the Term Loan are guaranteed by Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries. The Term Loan is collateralized by a second priority interest in substantially all inventory (excluding inventory collateralized under the inventory floorplan arrangements as described in Note 5), deposits, and accounts receivable, and by a first priority interest in substantially all other assets. The Term Loan contains negative covenants that, among other things, place restrictions and limitations on the ability of Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make distributions or other restricted payments, create liens, make equity or debt investments, make acquisitions, engage in mergers or consolidations, or engage in certain transactions with affiliates. The Term Loan also includes a senior secured leverage ratio requirement. The senior secured leverage ratio is required to be maintained on a quarterly basis. Compliance may be determined after giving effect to a designated equity contribution to the Company to be included in the calculation of Adjusted EBITDA. The senior secured leverage ratio for the four quarters ended December 31, 2011 was required to be at or below 7.25. For the four quarters ended December 31, 2011, the senior secured leverage ratio was 2.7.
The Company is required to maintain an interest rate hedge to fix or cap the interest rate on at least 50% of the outstanding principal amount of the Term Loan through maturity, subject to certain limitations currently in effect. With the interest rate cap agreements in effect at December 31, 2011 as described in Note 8, the Company expects to be in compliance with this requirement through January 14, 2013.
8.0% Senior Secured Notes due 2018 (“Senior Secured Notes”)
The Senior Secured Notes were issued on December 17, 2010 and will mature on December 15, 2018. At December 31, 2011, the outstanding principal amount of the Senior Secured Notes was $500.0 million.
CDW LLC and CDW Finance Corporation are the co-issuers of the Senior Secured Notes and the obligations under the notes are guaranteed by Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries. The Senior Notes are secured on a pari passu basis with the Term Loan by a second priority interest in substantially all inventory (excluding inventory collateralized under the inventory floorplan arrangements as described in Note 5), deposits, and accounts receivable, and by a first priority interest in substantially all other assets. The Senior Secured Note indenture contains negative covenants that, among other things, place restrictions and limitations on the ability of Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make distributions or other restricted payments, create liens, make equity or debt investments, make acquisitions, engage in mergers or consolidations, or engage in certain transactions with affiliates. The Senior Secured Note indenture does not contain any financial covenants.
11.0% Senior Exchange Notes due 2015 (“Senior Exchange Notes”); 11.50% / 12.25% Senior PIK Election Exchange Notes due 2015 (“PIK Election Notes” together with the Senior Exchange Notes, the “Senior Notes”)
At December 31, 2011, the outstanding principal amount of the Senior Notes was $129.0 million. The Senior Notes have a maturity date of October 12, 2015. The Senior Notes are comprised of $49.3 million of Senior Exchange Notes and $79.7 million of PIK Election Notes. The Company is required to pay cash interest on the outstanding principal of the Senior Exchange Notes. For PIK Election Notes, the Company paid cash interest for the interest period April 15, 2011 through October 15, 2011 and is required to pay cash interest on the outstanding principal of the PIK Election Notes for the remaining interest periods through maturity.
On April 13, 2011, the Company completed a cash tender offer (the “Initial Senior Notes Tender Offer”) and purchased $665.1 million aggregate principal amount of Senior Notes comprised of $519.2 million of the Senior Exchange Notes and $145.9 million of the PIK Election Notes. The Company concurrently issued $725.0 million in aggregate principal amount of 2019 Senior Notes (as defined below). The proceeds from this offering, together with cash on hand and borrowings under the then-outstanding revolving loan credit facility, were used to fund the purchase of the tendered Senior Notes, including $665.1 million aggregate principal amount of Senior Notes, $59.9 million in tender offer premium and $36.5 million of accrued and unpaid interest, along with transaction fees and expenses.
On May 20, 2011, the Company completed a follow-on cash tender offer (the “Follow-on Senior Notes Tender Offer,” and together with the Initial Senior Notes Tender Offer, the “Senior Notes Tender Offers”) and purchased an additional $412.8 million aggregate principal amount of Senior Notes comprised of $321.4 million of the Senior Exchange Notes and $91.4 million of the PIK Election Notes. The Company concurrently issued $450.0 million in aggregate principal amount of additional 2019 Senior Notes. The proceeds from this offering, together with cash on hand and borrowings under the then-outstanding revolving loan credit facility, were used to fund the purchase of the tendered Senior Notes, including $412.8 million aggregate principal amount of Senior Notes, $37.2 million in tender offer premium and $4.5 million of accrued and unpaid interest, along with transaction fees and expenses. The aggregate principal amount of Senior Notes outstanding following the Senior Notes Tender Offers is $129.0 million. As a result, the maturity of extended loans under the Term Loan will not be subject to acceleration on July 15, 2015 as described above.
In connection with the Senior Notes Tender Offers, the Company recorded a loss on extinguishment of long-term debt of $114.1 million in the Company's consolidated statement of operations for the year ended December 31, 2011. This loss represents $97.0 million in tender offer premiums and $17.1 million for the write-off of a portion of the unamortized deferred financing costs related to the Senior Notes. In connection with the issuance of 2019 Senior Notes, fees of $19.1 million were capitalized as deferred financing costs and are being amortized over the term of the notes using the effective interest method.
CDW LLC and CDW Finance Corporation are the co-issuers of the Senior Notes. Obligations under the Senior Notes are guaranteed on an unsecured senior basis by Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries. The Senior Notes contain negative covenants that, among other things, place restrictions and limitations on the ability of Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make distributions or other restricted payments, create liens, make equity or debt investments, make acquisitions, engage in mergers or consolidations, or engage in certain transactions with affiliates. The Senior Notes do not contain any financial covenants.
On February 2, 2012, the Company commenced a tender offer to purchase any and all of the remaining $129.0 million aggregate principal amount of Senior Notes. On February 17, 2012, the Company accepted for purchase $120.6 million principal amount of the outstanding Senior Notes that were tendered. The Company also called for redemption on March 19, 2012 the remaining $8.4 million principal amount of Senior Notes that were not tendered. On March 5, 2012, the Company accepted for purchase an additional $0.1 million principal amount of the outstanding Senior Notes that were tendered prior to the expiration of the tender offer on March 2, 2012 and, therefore, are no longer subject to redemption on March 19, 2012. These transactions are described in further detail in Note 21.
8.5% Senior Notes due 2019 (“2019 Senior Notes”)
As discussed above, on April 13, 2011, the Company issued $725.0 million principal amount of 2019 Senior Notes and on May 20, 2011, the Company issued an additional $450.0 million principal amount of 2019 Senior Notes. The proceeds from these issuances together with cash on hand and borrowings under the then-outstanding revolving loan credit facility were used to fund the Senior Notes Tender Offers. The 2019 Senior Notes will mature on April 1, 2019. At December 31, 2011, the outstanding principal amount of the 2019 Senior Notes was $1,175.0 million.
CDW LLC and CDW Finance Corporation are the co-issuers of the 2019 Senior Notes. Obligations under the 2019 Senior Notes are guaranteed on an unsecured senior basis by Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries. The 2019 Senior Notes contain negative covenants that, among other things, place restrictions and limitations on the ability of Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make distributions or other restricted payments, create liens, make equity or debt investments, make acquisitions, engage in mergers or consolidations, or engage in certain transactions with affiliates. The 2019 Senior Notes do not contain any financial covenants.
On February 17, 2012, the Company issued $130.0 million in aggregate principal amount of additional 2019 Senior Notes at an issue price of 104.375% of par, as further described in Note 21.
12.535% Senior Subordinated Exchange Notes due 2017 (“Senior Subordinated Notes”)
At December 31, 2011, the outstanding principal amount of the Senior Subordinated Notes was $721.5 million. The Senior Subordinated Notes have a maturity date of October 12, 2017. On March 10, 2010, one of the Company's wholly owned subsidiaries purchased $28.5 million of principal amount of senior subordinated debt for a purchase price of $18.6 million. The Company recorded a gain on the extinguishment of long-term debt of $9.2 million in the Company's consolidated statement of operations for the year ended December 31, 2010 related to this repurchase. In May 2010, the $28.5 million in principal amount of senior subordinated debt that were repurchased were exchanged for increasing rate notes and subsequently surrendered to the indenture trustee for cancellation.
CDW LLC and CDW Finance Corporation are the co-issuers of the Senior Subordinated Notes. Obligations under the Senior Subordinated Notes are guaranteed on an unsecured senior basis by Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries. The Senior Subordinated Notes contain negative covenants that, among other things, place restrictions and limitations on the ability of Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries to dispose of assets, incur additional indebtedness, incur guarantee obligations, prepay other indebtedness, make distributions or other restricted payments, create liens, make equity or debt investments, make acquisitions, engage in mergers or consolidations, or engage in certain transactions with affiliates. The Senior Subordinated Notes do not contain any financial covenants.
Long-Term Debt Maturities
As of December 31, 2011, the maturities of long-term debt were as follows:

(in millions)
Year ended December 31,
2012	$201.0
2013	—
2014	421.3
2015	129.0
2016	—
Thereafter	3,314.7
$4,066.0

Fair Value
Based on the quoted market price, trades and/or composite bid prices from dealers, all of which were obtained from independent sources, the estimated fair value of the Company's long-term debt at December 31, 2011 approximated $4,011.3 million.
Deferred Financing Costs
Deferred financing costs, such as underwriting, financial advisory, professional fees and other similar fees, are capitalized and amortized to interest expense over the estimated life of the related debt instrument.
The following table summarizes the deferred financing costs activity for the years ended December 31, 2010 and 2011:

(in millions)	December 31,
	2011	2010
Beginning Balance	$79.7	$91.2
Additional costs capitalized	26.3	14.3
Amortization expense	(15.7)	(18.0)
Write-off of unamortized deferred financing costs	(21.8)	(7.8)

Ending Balance	$68.5	$79.7

As of December 31, 2011 and December 31, 2010, the weighted-average remaining life of unamortized deferred financing costs was 5.9 and 5.7 years, respectively.

Derivative Instruments And Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments And Hedging Activities
Derivative Instruments and Hedging Activities
The Company is exposed to interest rate risk associated with fluctuations in the interest rates on its floating-rate debt. In order to manage the risk associated with changes in interest rates on borrowings under the Term Loan, the Company has entered into interest rate derivative agreements to hedge a portion of the cash flows associated with the Term Loan.
The Company’s objectives in using interest rate derivatives are to add stability to interest expense and to manage its exposure to interest rate fluctuations. To accomplish these objectives, the Company uses interest rate caps and swaps as part of its interest rate risk management strategy. Interest rate caps involve the receipt of floating-rate amounts from a counterparty if interest rates rise above the strike rate on the contract in exchange for an up-front premium. Interest rate swaps involve the receipt of floating-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.
Interest Rate Cap Agreements
In April 2010, the Company entered into four interest rate cap agreements with a combined $1,100.0 million notional amount. Under these agreements, the Company made premium payments totaling $5.9 million to the counterparties in exchange for the right to receive payments from them of the amount, if any, by which three-month LIBOR exceeds 3.5% during the agreement period. The cap agreements are effective from January 14, 2011 through January 14, 2013.
During 2011, the Company entered into four interest rate cap agreements with a combined $500.0 million notional amount. Under these agreements, the Company made premium payments totaling $3.7 million to the counterparties in exchange for the right to receive payments from them of the amount, if any, by which three-month LIBOR exceeds 3.5% during the agreement period. The cap agreements are effective from January 14, 2013 through January 14, 2015.
These cap agreements have not been designated as cash flow hedges of interest rate risk for GAAP accounting purposes. Instead, the interest rate cap agreements are recorded at fair value on the Company’s consolidated balance sheet each period, with changes in fair value recorded directly to interest expense, net in the Company’s consolidated statements of operations.
Interest Rate Swap Agreements
On January 14, 2011, the Company's two existing interest rate swap agreements terminated. The interest rate swaps hedged a portion of the cash flows associated with the Term Loan. On October 24, 2007, the Company entered into the first swap agreement with a notional amount of $1,500.0 million, and later amended this swap agreement effective July 14, 2009. On November 27, 2007, the Company entered into the second interest rate swap agreement with a notional amount of $700.0 million, which was reduced to $500.0 million as of January 14, 2010.
For the Company’s interest rate swaps designated as cash flow hedges of interest rate risk for GAAP accounting purposes, the effective portion of the changes in fair value of the swaps was initially recorded as a component of accumulated other comprehensive loss on the Company’s consolidated balance sheets and subsequently reclassified into interest expense, net on the Company’s consolidated statements of operations in the period that the hedged forecasted transaction affects earnings. The ineffective portion of the change in fair value of the swaps was recognized directly in interest expense, net. For the Company’s interest rate swap not designated as a cash flow hedge of interest rate risk, changes in fair value of the swap were recorded directly to interest expense, net in the Company’s consolidated statements of operations.
Both of the Company’s interest rate swaps were initially designated as cash flow hedges. However, as a result of the amendment to the $1,500.0 million interest rate swap agreement, the Company prospectively discontinued the hedge accounting on the original interest rate swap agreement. Simultaneously, the Company designated the amended interest rate swap agreement as a cash flow hedge. On December 17, 2010, the Company discontinued the hedge accounting on the amended $1,500.0 million interest rate swap agreement as a result of an amendment to the Term Loan. The Company continued to report the net loss related to the discontinued cash flow hedges in accumulated other comprehensive loss, which was reclassified into earnings on a straight-line basis through January 14, 2011.
The amount of the loss reclassified into earnings during the years ended December 31, 2011, 2010 and 2009 was $2.1 million, $38.2 million and $25.6 million, respectively.
The Company utilized the hypothetical derivative method to measure hedge ineffectiveness each period for interest rate swaps designated as cash flow hedges and recorded any ineffectiveness directly in interest expense, net. The Company did not recognize any gains or losses due to hedge ineffectiveness during the year ended December 31, 2011. The Company recognized a net non-cash gain of $62.2 million and a net non-cash loss of $0.7 million due to hedge ineffectiveness during the years ended December 31, 2010 and 2009, respectively.
The fair values of the interest rate cap and swap agreements are estimated as described in Note 9 and reflected as assets or liabilities in the balance sheet. At December 31, 2011 and 2010, the fair value carrying amount of the Company’s interest rate derivatives was recorded as follows:

(in millions)	Balance Sheet Location	Derivative Assets		Derivative Liabilities
		December 31,		December 31,
		2011	2010	2011	2010
Derivatives not designated as hedging instruments
Interest rate cap agreements	Fair value of interest rate cap agreements	$0.7	$1.2	$—	$—
Interest rate swap agreements	Fair value of interest rate swap agreements	$—	$—	$—	$2.1

Derivatives designated as hedging instruments
Interest rate swap agreements	Fair value of interest rate swap agreements	$—	$—	$—	$0.7

The effect of derivative instruments on the consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 was as follows:

Derivatives not designated as hedging instruments
(in millions)	Amount of Loss Recognized in Interest Expense, net
	2011		2010		2009
Interest rate cap agreements	$(4.2)		$(4.7)		$—
Total	$(4.2)		$(4.7)		$—

Derivatives designated as hedging instruments

(in millions)	Amount of Loss Recognized in Other Comprehensive Income (Loss) (Effective Portion)
	2011		2010		2009
Interest rate swap agreements	$—		$(35.7)	(2)	$(21.6)
Total	$—		$(35.7)		$(21.6)

	Amount of Loss Reclassified from Accumulated Other Comprehensive Loss into Interest Expense, net (Effective Portion)
	2011		2010		2009
Interest rate swap agreements	$(2.8)	(1)	$(77.3)	(3)	$(74.5)
Total	$(2.8)		$(77.3)		$(74.5)

	Amount of Gain (Loss) Recognized in Interest Expense, net (Ineffective Portion)
	2011		2010		2009
Interest rate swap agreements	$—		$25.8	(4)	$(28.7)
Total	$—		$25.8		$(28.7)

(1)
The Company reclassified realized losses of $2.8 million from accumulated other comprehensive loss to net income, or $1.9 million net of tax as reflected on the Company's consolidated statement of shareholders' (deficit) equity.

(2)
The Company recorded changes in unrealized losses of $35.7 million in accumulated other comprehensive loss. A net amount of $32.1 million was reflected in the consolidated statement of shareholders’ (deficit) equity, primarily due to a deferred tax adjustment of $3.8 million applied to a portion of this amount.

(3)
The Company reclassified realized losses of $77.3 million from accumulated other comprehensive loss to net loss, or $47.3 million net of tax as reflected in the consolidated statement of shareholders’ (deficit) equity.

(4)
The Company recorded a net, non-cash gain of $25.8 million in earnings, primarily comprised of the $62.2 million gain representing the cumulative change in the fair value of the amended swap, partially offset by the $38.2 million of loss reclassified to earnings related to the discontinued and de-designated swaps.

There was no balance remaining in accumulated other comprehensive loss related to the Company's interest rate swap agreements as of December 31, 2011. The Company had no derivative instruments with credit-risk-related contingent features that were in a liability position as of December 31, 2011.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair value is defined under GAAP as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value hierarchy has been established for valuation inputs to prioritize the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:
Level 1 – observable inputs such as quoted prices for identical instruments traded in active markets.
Level 2 – inputs are based on quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.
Financial assets and liabilities carried at fair value as of December 31, 2011 were as follows:

(in millions)
	Level 1	Level 2	Level 3	Total
Interest rate cap agreements	$—	$0.7	$—	$0.7
The fair value of the Company’s interest rate caps, as described in Note 8, is classified as Level 2 in the hierarchy. The valuation of the interest rate cap agreements is derived by using a discounted cash flow analysis on the expected cash receipts that would occur if variable interest rates rise above the strike rate of the caps. This analysis reflects the contractual terms of the cap agreements, including the period to maturity, and uses observable market-based inputs, including LIBOR curves and implied volatilities. The Company also incorporates credit valuation adjustments to appropriately reflect the respective counterparty’s nonperformance risk in the fair value measurements. The counterparty credit spreads are based on publicly available credit information obtained from a third party credit data provider.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income (loss) before income taxes was taxed under the following jurisdictions:

(in millions)	Years Ended December 31,
	2011	2010	2009
Domestic	$11.4	$(48.8)	$(468.2)
Foreign	16.9	11.8	7.0
Total	$28.3	$(37.0)	$(461.2)
Components of the income tax expense (benefit) consisted of the following:

(in millions)	December 31,
	2011	2010	2009
Current:
Federal	$17.9	$(10.6)	$(7.3)
State	(0.6)	4.3	12.8
Foreign	4.1	2.8	1.1
Total current	21.4	(3.5)	6.6
Deferred:
Domestic	(9.9)	(3.5)	(94.0)
Foreign	(0.3)	(0.8)	(0.4)
Total deferred	(10.2)	(4.3)	(94.4)
Income tax expense (benefit)	$11.2	$(7.8)	$(87.8)

The reconciliation between the statutory tax rate expressed as a percentage of income (loss) before income taxes and the effective tax rate is as follows:

(dollars in millions)	December 31,
	2011		2010		2009
Statutory federal income tax rate	$9.9	35.0%	$(13.0)	35.0%	$(161.4)	35.0%
State taxes, net of federal effect	(3.4)	(11.8)	0.9	(2.5)	(11.6)	2.5
Equity-based compensation	5.1	17.9	3.9	(10.4)	3.1	(0.7)
Effect of rates different than statutory	(1.1)	(4.0)	(0.4)	1.0	(0.1)	—
Valuation allowance	(0.9)	(3.1)	0.9	(2.5)	—	—
Goodwill impairment	—	—	—	—	84.6	(18.3)
Other	1.6	5.7	(0.1)	0.5	(2.4)	0.5
Effective tax rate	$11.2	39.7%	$(7.8)	21.1%	$(87.8)	19.0%
The tax effect of temporary differences that give rise to the net deferred income tax liability is presented below:

(in millions)	December 31,
	2011	2010
Deferred Tax Assets:
Deferred interest	$63.6	$75.3
Federal and state net operating loss and credit carryforwards, net	14.6	45.7
Payroll and benefits	12.9	8.8
Charitable contribution carryforward	9.0	9.9
Equity compensation plans	7.5	6.1
Accounts receivable	4.4	3.6
Deferred financing costs	2.7	6.5
Interest rate caps/hedge agreements	2.6	3.7
Trade credits	2.4	4.9
Other	10.3	9.6
Total deferred tax assets	130.0	174.1

Deferred Tax Liabilities:
Software and intangibles	607.7	676.9
Deferred income	146.4	146.2
Property and equipment	35.1	18.9
Other	8.2	8.7
Total deferred tax liabilities	797.4	850.7

Deferred tax asset valuation allowance	—	0.9

Net deferred tax liability	$667.4	$677.5
The Company has state income tax net operating loss carryforwards of $203.3 million, which will expire at various dates from 2013 through 2031 and state tax credit carryforwards of $7.0 million, which expire at various dates from 2012 through 2016.
In 2010, a valuation allowance of $0.9 million was recorded for certain state tax credits which the Company did not believe, on a more likely than not basis, would be realized. In 2011, based on management's reassessment that there will be sufficient future income to utilize the credits during the carryforward period, the valuation allowance of $0.9 million was reversed.
The Company has not provided for U.S. federal income taxes or tax benefits on the undistributed earnings of its international subsidiary because such earnings are reinvested and it is currently intended that they will continue to be reinvested indefinitely. At December 31, 2011, the Company has not provided for federal income taxes on earnings of approximately $30 million from its international subsidiary.
GAAP provides guidance regarding the recognition, measurement, presentation and disclosure in the financial statements of tax positions taken or expected to be taken on a tax return. In 2010, the Company reevaluated its filing position related to certain unrecognized tax benefits, and as a result of this change, filed amended state income tax returns in 2011. As such, the Company has no unrecognized tax benefits at December 31, 2011 and 2010.
For tax purposes, the Company was deemed to have paid a redemption premium in connection with the amendment to the Term Loan in December 2010 that, in addition to certain expenses, is deductible in determining taxable income. As a result, the Company incurred a net operating loss for tax purposes that resulted in a receivable of $53.3 million for refunds of previously paid income taxes. As of December 31, 2011, the Company had received the $53.3 million of refunds.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	2011	2010	2009
Balance as of January 1	$—	$11.3	$4.8
Additions for tax positions related to current year	—	—	11.3
Additions for tax positions with respect to prior years	—	—	0.3
Reductions for tax positions with respect to prior years	—	(11.3)	(3.8)
Reductions for tax positions as a result of:
Settlements	—	—	(1.3)
Lapse of statute of limitations	—	—	—
Balance as of December 31	$—	$—	$11.3
In the ordinary course of business, the Company is subject to review by domestic and foreign taxing authorities, including the Internal Revenue Service (“IRS”). The Company is currently under examination by the IRS for the years 2008 through 2010. In general, the Company is no longer subject to examination by the IRS for tax years prior to 2008. In addition, the Company is generally no longer subject to state and local or foreign income tax examinations by taxing authorities for tax years prior to 2005. Various other taxing authorities are in the process of auditing income tax returns of the Company and its subsidiaries. The Company does not anticipate that any adjustments from the audits would have a material impact on its consolidated financial position, results of operations or cash flows.
The Company accrues net interest and penalties related to unrecognized tax benefits in income tax expense in its consolidated statements of operations. For the years ended December 31, 2011 and 2010, the Company had no liability recorded for the payment of interest and penalties on unrecognized tax benefits and did not recognize any such interest and penalty expense.

CDW Holdings LLC Equity	12 Months Ended
Dec. 31, 2011
CDW Holdings LLC Equity [Abstract]
CDW Holdings LLC Equity
CDW Holdings LLC Equity
The CDW Holdings LLC’s Board of Managers adopted the CDW Holdings LLC 2007 Incentive Equity Plan (the “Plan”) for coworkers, managers, consultants and advisors of the Company and its subsidiaries. The Plan permits a committee designated by the Board of Managers of CDW Holdings LLC (the “Committee”) to grant or sell to any participant Class A Common Units or Class B Common Units of CDW Holdings LLC in such quantity, at such price, on such terms and subject to such conditions that are consistent with the Plan and as established by the Committee. The rights and obligations of CDW Holdings LLC and the holders of its Class A Common Units and Class B Common Units are generally set forth in the CDW Holdings LLC limited liability company agreement, the CDW Holdings LLC unitholders agreement, and the individual Class A Common Unit and Class B Common Unit purchase/grant agreements entered into with the respective unitholders.
On the closing date of the Acquisition (“the Closing Date”), certain eligible management investors purchased 44,028 Class A Common Units and acquired 8,578 Deferred Units. The remaining 2,089,295 Class A Common Units were purchased by the Equity Sponsors and certain other co-investors. The Class A Common Units are not subject to vesting. CDW Holdings LLC and the Equity Sponsors have the right, but not the obligation, to repurchase Class A Common Units from Management Investors in certain circumstances. In addition, certain Management Investors have the right to require CDW Holdings LLC to repurchase limited amounts of Class A Common Units in the event of death or disability.
Deferred Units were acquired on the Closing Date by eligible Management Investors in exchange for foregoing amounts that would have been payable under previously existing compensation plans. On the Closing Date, participants made an election to settle their Deferred Units in three or five years. Earlier settlement would occur in the event of a sale of the Company or termination of employment. Settlement is made through the issuance of CDW Holdings LLC Class A Common Units, Parent Class A Common Shares, or cash.
During the year ended December 31, 2011, there were no Deferred Units that were converted to CDW Holdings LLC Class A Common Units. During the years ended December 31, 2010 and 2009, 3,481.17 and 3,982.22 Deferred Units were converted to CDW Holdings LLC Class A Common Units, respectively.

Equity-Based Compensation	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Equity-Based Compensation
Equity-Based Compensation
Equity-Based Compensation Plan Descriptions
CDW has established certain equity-based compensation plans for the benefit of the Company’s coworkers and senior management.
Class B Common Units
As described in Note 11, the CDW Holdings LLC’s Board of Managers adopted the Plan pursuant to which CDW makes grants of Class B Common Units to senior management. The Plan limits the number of Class B Common Units that can be sold or granted to 250,000 units. As of December 31, 2011, 202,908 Class B Common Units had been granted and were outstanding.
The Class B Common Units that were granted vest daily on a pro rata basis between the date of grant and the fifth anniversary thereof and are subject to repurchase by, with respect to vested units, or forfeiture to, with respect to unvested units, the Company upon the coworker's separation from service as set forth in each holder’s Class B Common Unit Grant Agreement.
Subject to certain limitations, immediately prior to a sale of the Company (as defined in each holder’s Class B Common Unit Grant Agreement), all unvested Class B Common Units shall immediately vest and become vested Class B Common Units, if the unit holder was continuously employed or providing services to the Company or its subsidiaries as of such date.
On June 30, 2011, the Board of Managers approved the terms of a modified Class B Common Unit grant agreement with John A. Edwardson, who retired as the Company's Chief Executive Officer effective October 1, 2011 but will continue to serve as Chairman of the Board through December 31, 2012. In accordance with this agreement, Mr. Edwardson's unvested Class B Common Units will continue to vest beyond his separation date so long as he remains employed by the Company through December 31, 2012, resulting in a modification of the grants for accounting purposes. As a result of this modification, the Company recorded an incremental $3.3 million in equity-based compensation expense during 2011.
In the first quarter of 2010, the Board of Managers made certain changes to the CDW Holdings Limited Liability Company Agreement (“LLC Agreement”). The restated LLC Agreement was revised largely to eliminate the capital preference on the Class A Common Units in connection with the reduction of the participation threshold for certain outstanding Class B Common Units to $0.01 from $1,000. The modification of outstanding Class B Common Units was effective March 10, 2010. Under the revised Class B Common Unit agreement, the units vest daily on a pro rata basis commencing January 1, 2010 and continuing through December 31, 2014. As part of the modification, vesting was reset on those units that previously had vested, subjecting them to a new five-year vesting period. There were 140,428 Class B Common Units modified that were held by 101 coworkers. The total incremental compensation cost resulting from the modification of $8.4 million, or $60.00 per unit, will be amortized over the new vesting period. The $60.00 per unit modification cost was determined as a difference in value of the modified Class B Common Units ($120.00) and the value of the Class B Common Units immediately prior to the modification ($60.00). The Company adopted a bifurcated method of accounting for the modification whereby the compensation cost associated with the original grant of the modified units will continue to be expensed over the original vesting period.
MPK II Units
The Company agreed with Michael P. Krasny, CDW Corporation founder and former chairman and CEO, to establish the MPK Coworker Incentive Plan II (the “MPK Plan”) for the benefit of all of the coworkers of the Company other than members of senior management that received incentive equity awards under the Plan on October 15, 2007.
The MPK Plan consists of a cash award component, and in the case of coworkers hired on or prior to January 1, 2007, a long-term incentive award component. The cash award component, an expense of CDW Corporation prior to the Acquisition, entitled each participant to a one-time cash bonus payment, which was paid in December 2007. The long-term incentive award component establishes an “account” for each eligible participant which was notionally credited with a number of Class A Common Units of CDW Holdings LLC on October 15, 2007, the day the plan was established. As of December 31, 2011, there were 70,113 notional units granted and outstanding under the MPK Plan.
The notional units credited to a participants’ account are unvested and subject to forfeiture as set forth in the MPK Plan. Participants become fully vested on the earlier of (1) the date which is three months following the 10th anniversary of the effective date of the MPK Plan, and (2) the later of the date such participant attains age 62 and the date such participant has reached 10 years of service with the Company and its subsidiaries. Participants will also become fully vested upon termination of employment due to death or disability (as defined in the MPK Plan). Vesting can be accelerated upon certain events including a sale of the Company or an initial public offering, each as defined in the MPK Plan.
The Company has agreed with Mr. Krasny to contribute the fair market value of all awards that are forfeited under the MPK Plan to a charitable foundation. The Company has also agreed to contribute to the charitable foundation an amount equal to the tax benefits the Company derives in connection with settlements/payouts to participants under the MPK Plan. At the Company’s election, these contributions may be made in the form of cash or equity interests of CDW Holdings LLC or the Company or, in the case of the tax benefit payment, a subordinated promissory note of the Company in the event a cash payment is prohibited under a financing agreement.
Valuation and Expense Information
The Company has attributed the value of equity-based compensation awards to the various periods during which the recipient must perform services in order to vest in the award using the straight-line method.
The grant date fair value of Class B Common Unit grants is calculated using the Option-Pricing Method. This method considers Class A Common Units and Class B Common Units as call options on the total equity value, giving consideration to liquidation preferences and conversion of the preferred units. Such Class A Common Units and Class B Common Units are modeled as call options that give their owners the right, but not the obligation, to buy the underlying equity value at a predetermined (or exercise) price. Class B Common Units are considered to be call options with a claim on equity value at an exercise price equal to the remaining value immediately after the Class A Common Units and Class B Common Units with a lower participation threshold are liquidated. The Option-Pricing Method is highly sensitive to key assumptions, such as the volatility assumption. As such, the use of this method can be applied when the range of possible future outcomes is difficult to predict.
The following table summarizes the assumptions and resulting fair value of the Class B Common Unit grants for the years ended December 31, 2011, 2010 and 2009:

	Years Ended December 31,
Assumptions	2011	2010	2009
Weighted-Average Grant Date Fair Value	$148.89	$130.45	$295.75
Weighted-Average Volatility	82.87%	97.86%	28.13%
Weighted-Average Risk-Free Rate	0.84%	2.32%	4.42%
Dividend Yield	0.00%	0.00%	0.00%
The Company calculated the expected future volatility based upon the average five-year volatility and the implied volatility for the Company’s selected peer group, adjusted for the Company’s leverage.
The risk-free interest rate of return used is based on the five-year U.S. Treasury rate. The Company does not currently pay a dividend nor anticipates paying a dividend in the future; therefore, the dividend yield is 0.00%.
Notional units granted under the MPK Plan were valued at $1,000 per unit, the fair value equivalent of the Class A Common Units at the time the awards were granted.

The following table sets forth the summary of equity plan activity for the year ended December 31, 2011:

Equity Awards	Class B Common Units (1)	MPK Plan Units (1) (2)
Outstanding at January 1, 2011	191,651	74,826

Granted	14,836	—
Forfeited	(2,714)	(4,251)	(3)
Repurchased/Settled	(865)	(462)	(4)

Outstanding at December 31, 2011	202,908	70,113
Vested at December 31, 2011	75,263	610	(5)

(1)
The weighted-average grant date fair market value for Class B Common Units granted during the period ended December 31, 2011 is $148.89. The weighted-average grant date fair market value for outstanding Class B Common Units inclusive of the $60.00 per unit impact of the March 2010 modification and the impact of the June 2011 modification for Mr. Edwardson is $291.68. The weighted-average grant date fair market value for outstanding MPK Plan Units is $1,000.

(2)	Represents units notionally credited to participants' accounts.

(3)
The Company contributes the fair market value of awards forfeited under the plan to a charitable foundation. The contribution is generally made in the quarter following that in which the units are forfeited. As of December 31, 2011, the Company owed a contribution for 1,685 units.

(4)
Represents Class B Common Units that were repurchased by the Company from former participants and the settlement of vested MPK Plan Units through the issuance of Class A Common Units in exchange for the vested MPK Plan Units.

(5)	Represents MPK Plan Units that have vested but not yet converted to Class A Common Units.
As of December 31, 2011, the Company estimated there was $48.3 million of total unrecognized compensation cost related to nonvested equity-based compensation awards granted under the equity plans. That anticipated cost is expected to be recognized over the weighted-average period of 4.1 years.
The Company’s net income (loss) included $19.5 million, $11.5 million and $15.9 million of compensation cost and $1.9 million, $0.1 million and $2.6 million of income tax benefits related to the Company’s equity-based compensation arrangements for the years ended December 31, 2011, 2010 and 2009, respectively. No portion of equity-based compensation was capitalized. Equity-based compensation cost for the year ended December 31, 2011 included incremental expense of $3.3 million related to the Class B Common Unit modification for Mr. Edwardson. During the year ended December 31, 2010, the Company recognized a $5.3 million reduction to equity-based compensation expense due to a change in the cumulative forfeiture rate assumed with respect to the MPK Plan.

Deferred Compensation Plan	12 Months Ended
Dec. 31, 2011
Deferred Compensation Arrangements [Abstract]
Deferred Compensation Plan
Deferred Compensation Plan
On March 10, 2010, in connection with the Company’s purchase of $28.5 million of the principal amount of its outstanding senior subordinated debt as described in Note 7, the Company established the Restricted Debt Unit Plan (the “RDU Plan”), an unfunded nonqualified deferred compensation plan. Participants in the RDU Plan were granted Restricted Debt Units (“RDUs”) that entitle the participant to a proportionate share of payments under the RDU Plan, determined by dividing the number of RDUs held by the participant by the total number of RDUs outstanding. The total number of RDUs that can be granted under the RDU Plan is 28,500. As of December 31, 2011, 25,374 RDUs had been granted to participants.
RDUs that are outstanding as of December 31, 2011 vest daily on a pro rata basis over the three-year period commencing January 1, 2012 through December 31, 2014. Vesting ceases upon separation from service except in certain conditions as set forth in the RDU Plan. All outstanding RDUs become vested immediately prior to a sale of the Company. Upon completion of the vesting period, December 31, 2014, or earlier in the case of a sale of the Company, any unallocated RDUs will be allocated to participants on a pro rata basis according to each participant’s total RDUs.
The total amount of compensation available to be paid under the RDU Plan is based on two components, a principal component and an interest component. The principal component credits the RDU Plan with an amount equal to the $28.5 million face value of the Company’s senior subordinated debt. Payment of the principal component of the RDU Plan will be made on October 12, 2017, unless accelerated due to a sale of the Company. By December 31, 2014, amounts accrued under the RDU Plan are expected to equal the present value of future principal payments, plus any unpaid accrued interest thereon. The interest component credits the RDU Plan with amounts equal to the interest expense on $28.5 million principal of the senior subordinated debt from March 10, 2010 through October 12, 2017. In January 2012, payments totaling $5.6 million were made to participants, representing the interest component for the period from March 10, 2010 through December 31, 2011. The interest component for periods starting on January 1, 2012 and thereafter will be paid semiannually on April 15 and October 15. Payments under the RDU Plan may be impacted if certain significant events occur or circumstances change that would impact the financial condition or structure of the Company.
Compensation expense of $8.1 million and $7.1 million related to the RDU Plan was recognized in the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011, total unrecognized compensation expense of approximately $26.1 million related to the RDU Plan is expected to be recognized over the next 3.0 years.
At December 31, 2011 and 2010, the Company had $15.2 million and $7.1 million of liabilities related to the RDU Plan recorded on the consolidated balance sheets, respectively.

Profit Sharing And 401(K) Plan	12 Months Ended
Dec. 31, 2011
General Discussion of Pension and Other Postretirement Benefits [Abstract]
Profit Sharing And 401(K) Plan
Profit Sharing and 401(k) Plan
The Company has a profit sharing plan that includes a salary reduction feature established under the Internal Revenue Code Section 401(k) covering substantially all coworkers. Company contributions to the profit sharing plan are made in cash and determined at the discretion of the Board of Directors. For the years ended December 31, 2011 and 2010, the amounts charged to expense for this plan totaled $15.3 million and $10.4 million, respectively. For the year ended December 31, 2009, a net credit of $1.6 million was attributed to this plan. This reflected $6.4 million of plan expense that was more than offset by a reversal of $8.0 million of 2008 expense, as the payout of that amount was partially based on certain financial objectives in 2009 that were not achieved.

Sale Of Assets	12 Months Ended
Dec. 31, 2011
Sale Of Assets [Abstract]
Sale Of Assets
Sale of Assets
On March 31, 2009, the Company sold its Informacast software and equipment to Singlewire Software, LLC (“Singlewire”), a newly formed entity that includes as its owners former CDW senior management. The sale price was $7.1 million, composed of a cash sale price of $5.2 million and an equity interest in Singlewire valued at $1.9 million. The equity interest constituted 25% of the equity units outstanding at the time of the transaction. The investment in Singlewire is accounted for under the equity method of accounting for investments, whereby the carrying amount of the investment is increased to reflect the Company’s share of income and reduced to reflect the Company’s share of losses or the dividends received by the Company.
The Company recorded a non-operating pre-tax gain on the sale of $2.1 million in its consolidated statement of operations in the first quarter of 2009. In recording the transaction, the Company removed from its consolidated balance sheet as of March 31, 2009, goodwill attributable to the Informacast business ($3.9 million) and the net book value of the Informacast software intangible asset ($1.3 million).

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Loss Contingency [Abstract]
Commitments And Contingencies
Commitments and Contingencies
The Company is party to legal proceedings that arise in the ordinary course of its business, including various pending litigation matters. The Company is also subject to audit by federal, state and local authorities, by various customers, including government agencies, relating to sales under certain contracts and by vendors. In addition, from time to time, customers of the Company file voluntary petitions for reorganization or liquidation under the U.S. bankruptcy laws. In such cases, certain pre-petition payments received by the Company could be considered preference items and subject to return to the bankruptcy administrator.
As of December 31, 2011, the Company does not believe that there is a reasonable possibility that any material loss exceeding the amounts already recognized for these proceedings and matters, if any, has been incurred. However, the ultimate resolutions of these proceedings and matters are inherently unpredictable. As such, the Company's financial condition and results of operations could be adversely affected in any particular period by the unfavorable resolution of one or more of these proceedings or matters.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
The Company entered into a management services agreement with the Equity Sponsors pursuant to which they have agreed to provide it with management and consulting services and financial and other advisory services. Pursuant to such agreement, the Equity Sponsors receive an annual management fee of $5.0 million and reimbursement of out-of-pocket expenses incurred in connection with the provision of such services. The management services agreement includes customary indemnification and provisions in favor of the Equity Sponsors.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Information
Segment Information
Segment information is presented in accordance with a “management approach,” which designates the internal reporting used by the chief operating decision-maker for making decisions and assessing performance as the source of the Company's reportable segments. The Company's segments are organized in a manner consistent with which separate financial information is available and evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance.
The Company has two reportable segments: Corporate, which is comprised primarily of business customers, and Public, which is comprised of government entities and education and healthcare institutions. The Company also has two other operating segments, CDW Advanced Services and Canada, which do not meet the reportable segment quantitative thresholds and, accordingly, are combined together as “Other.”
The Company has centralized logistics and headquarters functions that provide services to the segments. The logistics function includes purchasing, distribution and fulfillment services to support both the Corporate and Public segments. As a result, costs and intercompany charges associated with the logistics function are fully allocated to both of these segments based on a percent of sales. The centralized headquarters function provides services in areas such as accounting, information technology, marketing, legal and coworker services. Headquarters' function costs that are not allocated to the segments are included under the heading of “Headquarters” in the tables below. Depreciation expense is included in Headquarters as it is not allocated among segments or used in measuring segment performance.
The Company allocates resources to and evaluates performance of its segments based on net sales, income (loss) from operations and Adjusted EBITDA, a non-GAAP measure as defined in the Company's credit agreements. However, the Company has concluded that income (loss) from operations is the more useful measure in terms of discussion of operating results as it is a GAAP measure.
Segment information for total assets and capital expenditures is not presented as such information is not used in measuring segment performance or allocating resources between segments.
Selected Segment Financial Information
The following table presents information about the Company’s segments for the years ended December 31, 2011, 2010 and 2009:

(in millions)	Corporate	Public	Other	Headquarters	Total

2011:
Net sales	$5,334.4	$3,757.2	$510.8	$—	$9,602.4
Income (loss) from operations	331.6	233.3	17.5	(111.7)	470.7
Depreciation and amortization expense	(97.4)	(43.9)	(8.7)	(54.9)	(204.9)

2010:
Net sales	$4,833.6	$3,560.6	$407.0	$—	$8,801.2
Income (loss) from operations	256.2	193.0	14.3	(110.8)	352.7
Depreciation and amortization expense	(97.4)	(44.2)	(8.9)	(58.9)	(209.4)

2009:
Net sales	$3,818.2	$3,035.5	$308.9	$—	$7,162.6
Income (loss) from operations	(56.7)	150.7	(23.2)	(102.7)	(31.9)
Depreciation and amortization expense	(97.5)	(45.0)	(8.5)	(67.2)	(218.2)
Major Customers, Geographic Areas, and Product Mix
Net sales to the federal government were $953.6 million, $967.8 million and $902.6 million and accounted for approximately 10%, 11% and 13% of total net sales in 2011, 2010 and 2009, respectively. During 2011, approximately 4% of the Company's total net sales were to customers outside the U.S., primarily in Canada. During 2010 and 2009, approximately 3% of the Company’s total net sales were to customers outside of the U.S., primarily in Canada. As of December 31, 2011 and 2010, approximately 2% and 1% of the Company’s long-lived assets were located outside of the U.S., respectively.
The following table presents net sales by major category for the years ended December 31, 2011, 2010 and 2009. Categories are based upon internal classifications. Amounts for the years ended December 31, 2010 and 2009 have been reclassified for certain changes in individual product classifications to conform to the presentation for the year ended December 31, 2011.

	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009
	Dollars in Millions	Percentage of Net Sales	Dollars in Millions	Percentage of Net Sales	Dollars in Millions	Percentage of Net Sales
Hardware:
Notebook/Mobile Devices	$1,340.0	14.0%	$1,142.5	13.0%	$831.7	11.6%
NetComm Products	1,246.4	13.0	1,149.9	13.1	874.0	12.2
Data Storage/Drives	925.6	9.6	838.5	9.5	791.3	11.0
Other Hardware	4,061.9	42.3	3,793.0	43.1	3,110.4	43.5
Total Hardware	$7,573.9	78.9%	$6,923.9	78.7%	$5,607.4	78.3%
Software	1,757.1	18.3	1,608.5	18.3	1,293.9	18.1
Services	256.8	2.7	217.0	2.4	194.3	2.7
Other (1)	14.6	0.1	51.8	0.6	67.0	0.9
Total net sales	$9,602.4	100.0%	$8,801.2	100.0%	$7,162.6	100.0%

(1)	Includes items such as delivery charges to customers and certain commission revenue.

Supplemental Guarantor Information	12 Months Ended
Dec. 31, 2011
Supplemental Guarantor Information [Abstract]
Supplemental Guarantor Information
Supplemental Guarantor Information
As described in Note 7, the Senior Secured Notes, Senior Notes, Senior Subordinated Notes and 2019 Senior Notes are guaranteed by Parent and each of CDW LLC's direct and indirect, wholly owned, domestic subsidiaries (the “Guarantor Subsidiaries”). All guarantees by Parent and Guarantor Subsidiaries are joint and several, and full and unconditional; provided that each guarantee by the Guarantor Subsidiaries is subject to certain customary release provisions contained in the indentures governing the Senior Secured Notes, Senior Notes, Senior Subordinated Notes and 2019 Senior Notes. CDW LLC's Canada subsidiary (the “Non-Guarantor Subsidiary”) does not guarantee the debt obligations. CDW LLC and CDW Finance Corporation, as co-issuers, are wholly owned by Parent, and each of the Guarantor Subsidiaries and the Non-Guarantor Subsidiary is wholly owned by CDW LLC.
The following tables set forth condensed consolidating balance sheets as of December 31, 2011 and 2010, consolidating statements of operations for the years ended December 31, 2011, 2010 and 2009, and condensed consolidating statements of cash flows for the years ended December 31, 2011, 2010 and 2009, in accordance with Rule 3-10 of Regulation S-X. The consolidating financial information includes the accounts of CDW Corporation (the “Parent Guarantor”), which has no independent assets or operations, the accounts of CDW LLC (the “Subsidiary Issuer”), the combined accounts of the Guarantor Subsidiaries, the accounts of the Non-Guarantor Subsidiary, and the accounts of CDW Finance Corporation (the “Co-Issuer”) for the periods indicated. The information was prepared on the same basis as the Company’s consolidated financial statements.
Condensed Consolidating Balance Sheet

(in millions)	December 31, 2011
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer	Consolidating Adjustments	Consolidated
Assets

Current assets:
Cash and cash equivalents	$—	$102.1	$15.8	$8.1	$—	$(26.1)	$99.9
Accounts receivable, net	—	—	1,197.9	57.0	—	—	1,254.9
Merchandise inventory	—	—	318.0	3.7	—	—	321.7
Miscellaneous receivables	—	47.3	93.3	3.0	—	—	143.6
Deferred income taxes	—	19.5	5.0	0.1	—	—	24.6
Prepaid expenses and other	—	11.0	23.5	0.2	—	—	34.7
Total current assets	—	179.9	1,653.5	72.1	—	(26.1)	1,879.4

Property and equipment, net	—	80.9	70.6	2.8	—	—	154.3
Goodwill	—	749.4	1,428.4	30.6	—	—	2,208.4
Other intangible assets, net	—	366.0	1,261.0	9.0	—	—	1,636.0
Deferred financing costs, net	—	68.5	—	—	—	—	68.5
Other assets	6.0	1.5	1.4	0.1	—	(6.0)	3.0
Investment in and advances to subsidiaries	(13.3)	3,038.7	—	—	—	(3,025.4)	—
Total assets	$(7.3)	$4,484.9	$4,414.9	$114.6	$—	$(3,057.5)	$5,949.6

Liabilities and Shareholders’ (Deficit) Equity

Current liabilities:
Accounts payable-trade	$—	$17.6	$503.7	$22.6	$—	$(26.1)	$517.8
Accounts payable-inventory financing	—	—	278.7	—	—	—	278.7
Current maturities of long-term debt	—	201.0	—	—	—	—	201.0
Deferred revenue	—	—	27.8	—	—	—	27.8
Accrued expenses	—	162.5	146.2	7.3	—	—	316.0
Total current liabilities	—	381.1	956.4	29.9	—	(26.1)	1,341.3

Long-term liabilities:
Debt	—	3,865.0	—	—	—	—	3,865.0
Deferred income taxes	—	199.3	496.9	1.8	—	(6.0)	692.0
Accrued interest	—	13.0	—	—	—	—	13.0
Other liabilities	—	39.8	4.3	1.5	—	—	45.6
Total long-term liabilities	—	4,117.1	501.2	3.3	—	(6.0)	4,615.6

Total shareholders’ (deficit) equity	(7.3)	(13.3)	2,957.3	81.4	—	(3,025.4)	(7.3)
Total liabilities and shareholders (deficit) equity	$(7.3)	$4,484.9	$4,414.9	$114.6	$—	$(3,057.5)	5,949.6

Condensed Consolidating Balance Sheet

(in millions)	December 31, 2010
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer	Consolidating Adjustments	Consolidated
Assets

Current assets:
Cash and cash equivalents	$—	$32.9	$1.1	$10.0	$—	$(7.4)	$36.6
Accounts receivable, net	—	—	1,047.5	44.0	—	—	1,091.5
Merchandise inventory	—	—	290.3	2.5	—	—	292.8
Miscellaneous receivables	—	90.2	99.1	3.5	—	—	192.8
Deferred income taxes	—	45.6	7.2	—	—	—	52.8
Prepaid expenses and other	—	10.4	25.4	—	—	—	35.8
Total current assets	—	179.1	1,470.6	60.0	—	(7.4)	1,702.3

Property and equipment, net	—	78.6	77.7	1.8	—	—	158.1
Goodwill	—	749.4	1,428.4	31.3	—	—	2,209.1
Other intangible assets, net	—	380.5	1,400.4	10.3	—	—	1,791.2
Deferred financing costs, net	—	79.7	—	—	—	—	79.7
Other assets	6.5	1.5	1.9	—	—	(6.5)	3.4
Investment in and advances to subsidiaries	(50.0)	3,193.4	—	—	—	(3,143.4)	—
Total assets	$(43.5)	$4,662.2	$4,379.0	$103.4	$—	$(3,157.3)	$5,943.8

Liabilities and Shareholders’ (Deficit) Equity

Current liabilities:
Accounts payable-trade	$—	$17.3	$515.0	$12.2	$—	$(7.4)	$537.1
Accounts payable-inventory financing	—	—	28.2	—	—	—	28.2
Current maturities of long-term debt and capital leases	—	132.5	0.1	—	—	—	132.6
Fair value of interest rate swap agreements	—	2.8	—	—	—	—	2.8
Deferred revenue	—	—	28.6	—	—	—	28.6
Accrued expenses	—	152.4	137.0	8.2	—	—	297.6
Total current liabilities	—	305.0	708.9	20.4	—	(7.4)	1,026.9

Long-term liabilities:
Debt and capital leases	—	4,157.3	0.1	—	—	—	4,157.4
Deferred income taxes	—	183.5	551.2	2.1	—	(6.5)	730.3
Accrued interest	—	32.3	—	—	—	—	32.3
Other liabilities	—	34.1	4.7	1.6	—	—	40.4
Total long-term liabilities	—	4,407.2	556.0	3.7	—	(6.5)	4,960.4

Total shareholders’ (deficit) equity	(43.5)	(50.0)	3,114.1	79.3	—	(3,143.4)	(43.5)
Total liabilities and shareholders’ (deficit) equity	$(43.5)	$4,662.2	$4,379.0	$103.4	$—	$(3,157.3)	$5,943.8

Consolidating Statement of Operations

(in millions)	Year Ended December 31, 2011
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer	Consolidating Adjustments	Consolidated
Net sales	$—	$—	$9,222.4	$380.0	$—	$—	$9,602.4
Cost of sales	—	—	7,684.9	330.1	—	—	8,015.0

Gross profit	—	—	1,537.5	49.9	—	—	1,587.4

Selling and administrative expenses	—	111.7	853.1	29.2	—	—	994.0
Advertising expense	—	—	119.0	3.7	—	—	122.7

(Loss) income from operations	—	(111.7)	565.4	17.0	—	—	470.7

Interest (expense) income, net	—	(324.5)	0.2	0.1	—	—	(324.2)
Net loss on extinguishments of long-term debt	—	(118.9)	—	—	—	—	(118.9)
Management fee	—	9.2	—	(9.2)	—	—	—
Other income (expense), net	—	0.4	0.5	(0.2)	—	—	0.7

(Loss) income before income taxes	—	(545.5)	566.1	7.7	—	—	28.3

Income tax benefit (expense)	—	215.1	(222.4)	(3.9)	—	—	(11.2)

(Loss) income before equity in earnings (loss) of subsidiaries	—	(330.4)	343.7	3.8	—	—	17.1

Equity in earnings (loss) of subsidiaries	17.1	347.5	—	—	—	(364.6)	—

Net income (loss)	$17.1	$17.1	$343.7	$3.8	$—	$(364.6)	$17.1

Consolidating Statement of Operations

(in millions)	Year Ended December 31, 2010
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer	Consolidating Adjustments	Consolidated
Net sales	$—	$—	$8,504.7	$296.5	$—	$—	$8,801.2
Cost of sales	—	—	7,152.3	258.1	—	—	7,410.4

Gross profit	—	—	1,352.4	38.4	—	—	1,390.8

Selling and administrative expenses	—	110.8	798.3	23.0	—	—	932.1
Advertising expense	—	—	102.5	3.5	—	—	106.0

(Loss) income from operations	—	(110.8)	451.6	11.9	—	—	352.7

Interest (expense) income, net	—	(393.2)	1.3	—	—	—	(391.9)
(Loss) gain on extinguishments of long-term debt	—	(7.9)	9.9	—	—	—	2.0
Other income (expense), net	—	8.6	(8.2)	(0.2)	—	—	0.2

(Loss) income before income taxes	—	(503.3)	454.6	11.7	—	—	(37.0)

Income tax benefit (expense)	—	125.5	(115.7)	(2.0)	—	—	7.8

(Loss) income before equity in (loss) earnings of subsidiaries	—	(377.8)	338.9	9.7	—	—	(29.2)

Equity in (loss) earnings of subsidiaries	(29.2)	348.6	—	—	—	(319.4)	—

Net (loss) income	$(29.2)	$(29.2)	$338.9	$9.7	$—	$(319.4)	$(29.2)

Consolidating Statement of Operations

(in millions)	Year Ended December 31, 2009
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer (a)	Consolidating Adjustments	Consolidated
Net sales	$—	$—	$6,951.7	$210.9		$—	$7,162.6
Cost of sales	—	—	5,844.8	184.9		—	6,029.7

Gross profit	—	—	1,106.9	26.0		—	1,132.9

Selling and administrative expenses	—	102.8	700.9	17.4		—	821.1
Advertising expense	—	—	99.9	2.0		—	101.9
Goodwill impairment	—	—	241.8	—		—	241.8

(Loss) income from operations	—	(102.8)	64.3	6.6		—	(31.9)

Interest (expense) income, net	—	(432.2)	0.5	—		—	(431.7)
Other (expense) income, net	—	(0.1)	2.2	0.3		—	2.4

(Loss) income before income taxes	—	(535.1)	67.0	6.9		—	(461.2)

Income tax benefit (expense)	1.1	187.3	(99.9)	(0.7)		—	87.8

Income (loss) before equity in (loss) earnings of subsidiaries	1.1	(347.8)	(32.9)	6.2		—	(373.4)

Equity in (loss) earnings of subsidiaries	(374.5)	(26.7)	—	—		401.2	—

Net (loss) income	$(373.4)	$(374.5)	$(32.9)	$6.2		$401.2	$(373.4)

(a)	Not applicable for the year ended December 31, 2009. The Co-Issuer was formed on August 6, 2010.

Condensed Consolidating Statement of Cash Flows

(in millions)	Year Ended December 31, 2011
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer	Consolidating Adjustments	Consolidated
Net cash (used in) provided by operating activities	$—	$(93.8)	$327.5	$(0.3)	$—	$(18.7)	$214.7

Cash flows from investing activities:
Capital expenditures	—	(33.4)	(10.6)	(1.7)	—	—	(45.7)
Cash settlements on interest rate swap agreements	—	(6.6)	—	—	—	—	(6.6)
Premium payments on interest rate cap agreements	—	(3.7)	—	—	—	—	(3.7)
Net cash used in investing activities	—	(43.7)	(10.6)	(1.7)	—	—	(56.0)

Cash flows from financing activities:
Proceeds from borrowings under revolving credit facility	—	1,295.0	—	—	—	—	1,295.0
Repayments of borrowings under revolving credit facility	—	(1,483.2)	—	—	—	—	(1,483.2)
Repayments of long-term debt	—	(132.0)	—	—	—	—	(132.0)
Proceeds from issuance of long-term debt	—	1,175.0	—	—	—	—	1,175.0
Payments to extinguish long-term debt	—	(1,175.0)	—	—	—	—	(1,175.0)
Payment of debt financing costs	—	(26.3)	—	—	—	—	(26.3)
Net change in accounts payable-inventory financing	—	—	250.5	—	—	—	250.5
Advances to/from affiliates	—	552.6	(552.7)	0.1	—	—	—
Other financing activities	—	0.6	—	—	—	—	0.6

Net cash provided by (used in) financing activities	—	206.7	(302.2)	0.1	—	—	(95.4)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—

Net increase (decrease) in cash	—	69.2	14.7	(1.9)	—	(18.7)	63.3

Cash and cash equivalents – beginning of period	—	32.9	1.1	10.0	—	(7.4)	36.6

Cash and cash equivalents – end of period	$—	$102.1	$15.8	$8.1	$—	$(26.1)	$99.9

Condensed Consolidating Statement of Cash Flows

(in millions)	Year Ended December 31, 2010
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer	Consolidating Adjustments	Consolidated
Net cash (used in) provided by operating activities	$—	$(245.6)	$665.2	$4.4	$—	$(0.3)	$423.7

Cash flows from investing activities:
Capital expenditures	—	(31.4)	(9.9)	(0.2)	—	—	(41.5)
Cash settlements on interest rate swap agreements	—	(78.2)	—	—	—	—	(78.2)
Premium payments on interest rate cap agreements	—	(5.9)	—	—	—	—	(5.9)
Other investing activities	—	0.2	—	—	—	—	0.2
Net cash used in investing activities	—	(115.3)	(9.9)	(0.2)	—	—	(125.4)

Cash flows from financing activities:
Proceeds from borrowings under revolving credit facility	—	770.8	—	—	—	—	770.8
Repayments of borrowings under revolving credit facility	—	(1,074.1)	—	—	—	—	(1,074.1)
Repayments of long-term debt	—	(16.5)	—	—	—	—	(16.5)
Proceeds from issuance of long-term debt	—	500.0	—	—	—	—	500.0
Payments to extinguish long-term debt	—	(500.0)	(18.6)	—	—	—	(518.6)
Payment of debt financing costs	—	(14.3)	—	—	—	—	(14.3)
Net change in accounts payable - inventory financing	—	—	3.2	—	—	—	3.2
Advances to/from affiliates	—	640.8	(639.2)	(1.6)	—	—	—
Other financing activities	—	(0.5)	(0.1)	—	—	—	(0.6)
Net cash provided by (used in) financing activities	—	306.2	(654.7)	(1.6)	—	—	(350.1)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	0.4	—	—	0.4

Net (decrease) increase in cash	—	(54.7)	0.6	3.0	—	(0.3)	(51.4)

Cash and cash equivalents – beginning of period	—	87.6	0.5	7.0	—	(7.1)	88.0

Cash and cash equivalents – end of period	$—	$32.9	$1.1	$10.0	$—	$(7.4)	$36.6

Condensed Consolidating Statement of Cash Flows

(in millions)	Year Ended December 31, 2009
	Parent Guarantor	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiary	Co-Issuer (a)	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	$1.1	$(213.1)	$322.9	$1.4		$(4.7)	$107.6

Cash flows from investing activities:
Capital expenditures	—	(10.8)	(4.8)	—		—	(15.6)
Cash settlements on interest rate swap agreements	—	(72.2)	—	—		—	(72.2)
Purchases of marketable securities	—	(20.0)	—	—		—	(20.0)
Redemption of marketable securities	—	20.0	—	—		—	20.0
Proceeds from sale of assets	—	—	5.2	—		—	5.2
Net cash (used in) provided by investing activities	—	(83.0)	0.4	—		—	(82.6)

Cash flows from financing activities:
Repayments of long-term debt	—	(11.0)	—	—		—	(11.0)
Payment of debt financing costs	—	(11.3)	—	—		—	(11.3)
Net change in accounts payable - inventory financing	—	—	(9.1)	—		—	(9.1)
Advances to/from affiliates	(1.1)	315.0	(314.8)	0.9		—	—
Other financing activities	—	(0.3)	(0.2)	—		—	(0.5)
Net cash (used in) provided by financing activities	(1.1)	292.4	(324.1)	0.9		—	(31.9)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	0.5		—	0.5

Net (decrease) increase in cash	—	(3.7)	(0.8)	2.8		(4.7)	(6.4)

Cash and cash equivalents – beginning of period	—	91.3	1.3	4.2		(2.4)	94.4

Cash and cash equivalents – end of period	$—	$87.6	$0.5	$7.0		$(7.1)	$88.0

(a)	Not applicable for the year ended December 31, 2009. The Co-Issuer was formed on August 6, 2010.

Selected Quarterly Financial Results	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data [Abstract]
Selected Quarterly Financial Results
Selected Quarterly Financial Results (unaudited)

(in millions)	2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Net Sales Detail:
Corporate:
Medium/Large	$1,022.9	$1,075.0	$1,070.6	$1,118.6
Small Business	256.4	263.4	259.7	267.8
Total Corporate	1,279.3	1,338.4	1,330.3	1,386.4
Public:
Government	231.9	296.1	388.1	427.4
Education	214.6	343.3	415.7	224.1
Healthcare	277.4	311.8	319.3	307.5
Total Public	723.9	951.2	1,123.1	959.0
Other	126.4	122.5	128.0	133.9
Net sales	$2,129.6	$2,412.1	$2,581.4	$2,479.3
Gross profit	$351.5	$401.8	$420.8	$413.3
Income from operations	$91.7	$128.2	$139.7	$111.1
Net income (loss)	$(4.2)	$(34.8)	$37.1	$19.0

(in millions)	2010
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Net Sales Detail:
Corporate:
Medium/Large	$893.0	$964.6	$973.7	$1,036.0
Small Business	223.7	228.8	251.0	262.8
Total Corporate	1,116.7	1,193.4	1,224.7	1,298.8
Public:
Government	280.5	343.1	397.1	348.0
Education	227.8	338.1	392.5	242.1
Healthcare	212.0	249.7	262.1	267.5
Total Public	720.3	930.9	1,051.7	857.6
Other	97.1	99.0	98.0	112.9
Net sales	$1,934.1	$2,223.3	$2,374.4	$2,269.3
Gross profit	$305.9	$359.9	$368.4	$356.8
Income from operations	$71.3	$95.6	$104.6	$81.2
Net income (loss)	$2.2	$(7.0)	$(0.3)	$(24.2)
As discussed in Note 5, the Company has historically entered into agreements with certain financial intermediaries to facilitate the purchase of inventory from various suppliers under certain terms and conditions. The Company has determined that its previous classification of its obligations for inventory financing agreements was in error and that amounts owed under these agreements should be classified separately on the consolidated balance sheets and not included within accounts payable to trade creditors. Accordingly, the Company has changed the classification to reflect $105.7 million and $82.8 million at June 30, 2011 and March 31, 2011, respectively, and $58.8 million, $123.5 million and $103.1 million at September 30, 2010, June 30, 2010 and March 31, 2010, respectively, as accounts payable-inventory financing with no impact on total current liabilities. Beginning September 30, 2011, the inventory financing agreements were classified separately within accounts payable-inventory financing on the consolidated balance sheets.
A summary of the revisions to the consolidated statements of cash flows for the respective interim periods is as follows:

	Nine Months Ended September 30, 2010
(in millions)	As Previously Reported	Revision	As Revised
Net cash provided by operating activities	$397.6	$(33.8)	$363.8
Net cash used in financing activities	$(335.8)	$33.8	$(302.0)
Net decrease in cash and cash equivalents	$(21.0)	$—	$(21.0)

	Six Months Ended June 30, 2011
(in millions)	As Previously Reported	Revision	As Revised
Net cash provided by operating activities	$207.4	$(77.6)	$129.8
Net cash used in financing activities	$(173.3)	$77.6	$(95.7)
Net increase in cash and cash equivalents	$8.0	$—	$8.0

	Six Months Ended June 30, 2010
(in millions)	As Previously Reported	Revision	As Revised
Net cash provided by operating activities	$260.3	$(98.5)	$161.8
Net cash used in financing activities	$(266.2)	$98.5	$(167.7)
Net decrease in cash and cash equivalents	$(61.9)	$—	$(61.9)

	Three Months Ended March 31, 2011
(in millions)	As Previously Reported	Revision	As Revised
Net cash provided by operating activities	$196.3	$(54.7)	$141.6
Net cash used in financing activities	$(143.5)	$54.7	$(88.8)
Net increase in cash and cash equivalents	$37.1	$—	$37.1

	Three Months Ended March 31, 2010
(in millions)	As Previously Reported	Revision	As Revised
Net cash provided by operating activities	$313.3	$(78.1)	$235.2
Net cash used in financing activities	$(309.5)	$78.1	$(231.4)
Net decrease in cash and cash equivalents	$(20.3)	$—	$(20.3)

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On February 2, 2012 the Company announced that it had commenced a tender offer (the “2012 Senior Notes Tender Offer”) to purchase any and all of the outstanding $129.0 million aggregate principal amount of Senior Notes, which expired on March 2, 2012. Concurrently, the Company announced that it had priced an offering of $130.0 million aggregate principal amount of additional 2019 Senior Notes at an issue price of 104.375% of par, which closed on February 17, 2012.
On February 17, 2012, the Company announced that it had accepted for purchase $120.6 million principal amount of the outstanding Senior Notes, representing approximately 93.5% of the outstanding Senior Notes, that were tendered by February 16, 2012. On March 5, 2012, the Company accepted for purchase an additional $0.1 million principal amount of the outstanding Senior Notes that were tendered prior to the expiration of the tender offer on March 2, 2012. The Company has called for redemption on March 19, 2012 the remaining $8.3 million principal amount of Senior Notes that were not tendered.

The proceeds from the issuance of 2019 Senior Notes, together with cash on hand and borrowings under the Revolving Loan, were used to fund the purchase of the Senior Notes tendered pursuant to the 2012 Senior Notes Tender Offer, including the payment of tender and consent consideration, accrued and unpaid interest and transaction fees and expenses, and the payment of the redemption price and accrued and unpaid interest of the Senior Notes called for redemption.
In connection with the purchase of the Senior Notes under the 2012 Senior Notes Tender Offer and the call for redemption, the Company expects to record a loss on extinguishment of long-term debt of approximately $9 million in the consolidated statement of operations in the first quarter of 2012. The loss represents tender offer consideration, redemption price payments and the write-off of unamortized deferred financing costs related to the Senior Notes.
On February 2, 2012, the Company made an optional prepayment of $120.0 million aggregate principal amount of the Term Loan. On February 14, 2012, the Company made an additional optional prepayment of $60.0 million. The prepayments were allocated on a pro rata basis between the extended and non-extended loans. The optional prepayments will reduce the amount of the required mandatory prepayment due in 2012 under the excess cash flow provision of the Term Loan on a dollar for dollar basis with respect to the year ended December 31, 2011.

Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Valuation And Qualifying Accounts
SCHEDULE II – VALUATION AND QUALIFYING ACCOUNTS
Years ended December 31, 2011, 2010 and 2009

(in millions)
	Balance at Beginning of Period	Charged to Costs and Expenses	Deductions	Balance at End of Period
Allowance for doubtful accounts:
Year Ended December 31, 2011	$5.0	$3.6	$(3.2)	$5.4
Year Ended December 31, 2010	6.3	1.2	(2.5)	5.0
Year Ended December 31, 2009	6.4	5.1	(5.2)	6.3

Inventory valuation reserve:
Year Ended December 31, 2011	$4.1	$22.8	$(22.0)	$4.9
Year Ended December 31, 2010	3.5	28.9	(28.3)	4.1
Year Ended December 31, 2009	3.5	21.9	(21.9)	3.5

Reserve for sales returns:
Year Ended December 31, 2011	$3.2	$32.0	$(30.7)	$4.5
Year Ended December 31, 2010	2.9	29.4	(29.1)	3.2
Year Ended December 31, 2009	2.9	26.8	(26.8)	2.9